                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                        CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-4975
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                          MFS MULTIMARKET INCOME TRUST
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               (Exact name of registrant as specified in charter)

                500 Boylston Street, Boston, Massachusetts 02116
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              (Address of principal executive offices) (Zip code)

                                Susan S. Newton
                    Massachusetts Financial Services Company
                              500 Boylston Street
                          Boston, Massachusetts 02116
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                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (617) 954-5000
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                      Date of fiscal year end: October 31
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                   Date of reporting period: October 31, 2007
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
ITEM 1. REPORTS TO STOCKHOLDERS.

                             M F S(R)
                             INVESTMENT MANAGEMENT

                                                MFS(R) MULTIMARKET INCOME TRUST

[graphic omitted]

Annual report

                                                                       10/31/07
                                                                        MMT-ANN

                                                MFS(R) Multimarket Income Trust

LETTER FROM THE CEO                                                 1
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PORTFOLIO COMPOSITION                                               2
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MANAGEMENT REVIEW                                                   4
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PERFORMANCE SUMMARY                                                 6
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INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISK
OF THE FUND                                                         8
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PORTFOLIO MANAGERS' PROFILES                                       10
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DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN                       11
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PORTFOLIO OF INVESTMENTS                                           12
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STATEMENT OF ASSETS AND LIABILITIES                                31
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STATEMENT OF OPERATIONS                                            32
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STATEMENTS OF CHANGES IN NET ASSETS                                34
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FINANCIAL HIGHLIGHTS                                               35
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NOTES TO FINANCIAL STATEMENTS                                      36
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM            46
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RESULTS OF SHAREHOLDER MEETING                                     47
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TRUSTEES AND OFFICERS                                              48
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BOARD REVIEW OF INVESTMENT
ADVISORY AGREEMENT                                                 54
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PROXY VOTING POLICIES AND
INFORMATION                                                        58
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QUARTERLY PORTFOLIO DISCLOSURE                                     58
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FEDERAL TAX INFORMATION                                            58
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MFS(R) PRIVACY NOTICE                                              59
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CONTACT INFORMATION                                        BACK COVER
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New York Stock Exchange Symbol: MMT

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                      NOT FDIC INSURED o MAY LOSE VALUE o
              NO BANK OR CREDIT UNION GUARANTEE o NOT A DEPOSIT o
                NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR
                                   NCUA/NCUSIF
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

LETTER FROM THE CEO

[Photo of Robert J. Manning]

Dear Shareholders:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19% and was fairly stable. This year we have seen a greater level of volatility than has been experienced in recent years. The Dow hit several new highs but also experienced swift drops as a global credit crisis swept through markets, spurred by defaults on U.S. subprime loans and a liquidity crunch. Still, even with this volatility, the Dow ended the first three quarters of 2007 with a return near 13%.

U.S. Treasury bonds gained ground, especially in the third quarter as investors sought less risky asset classes. The spreads of many lower quality debt investments widened.

In 2007 the U.S. dollar fell against the euro, oil prices have hit their highest levels yet, and gold has spiked to its steepest price in 28 years. Around the globe, stocks sold off as risk aversion mounted. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer -- through both up and down economic cycles.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    December 14, 2007

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

              PORTFOLIO STRUCTURE (i)

              Bonds                                      92.3%
              Floating Rate Loans                         1.4%
              Preferred Stocks (o)                        0.0%
              Cash & Other Net Assets                     6.3%

              FIXED INCOME SECTORS (i)

              High Yield Corporates                      23.5%
              ------------------------------------------------
              High Grade Corporates                      19.9%
              ------------------------------------------------
              Non-U.S. Government Bonds                  12.4%
              ------------------------------------------------
              Mortgage-Backed Securities                  9.7%
              ------------------------------------------------
              Emerging Market Bonds                       8.8%
              ------------------------------------------------
              U.S. Treasury Securities                    7.4%
              ------------------------------------------------
              Commercial Mortgage-Backed
              Securities                                  6.9%
              ------------------------------------------------
              Asset-Backed Securities                     1.6%
              ------------------------------------------------
              Floating Rate Loans                         1.4%
              ------------------------------------------------
              U.S. Government Agencies                    1.3%
              ------------------------------------------------
              Collateralized Debt Obligations             0.5%
              ------------------------------------------------
              Residential Mortgage-Backed
              Securities                                  0.3%
              ------------------------------------------------

              CREDIT QUALITY OF BONDS (r)

              AAA                                        33.9%
              ------------------------------------------------
              AA                                          5.7%
              ------------------------------------------------
              A                                          10.7%
              ------------------------------------------------
              BBB                                        17.1%
              ------------------------------------------------
              BB                                         17.1%
              ------------------------------------------------
              B                                          13.4%
              ------------------------------------------------
              CCC                                         1.6%
              ------------------------------------------------
              Not Rated                                   0.5%
              ------------------------------------------------

              PORTFOLIO FACTS

              Average Duration (d)(i)                      5.1
              ------------------------------------------------
              Average Life (i)(m)                     7.9 yrs.
              ------------------------------------------------
              Average Maturity (i)(m)                13.6 yrs.
              ------------------------------------------------
              Average Credit Quality of Rated
              Securities (long-term) (a)                    A-
              ------------------------------------------------
              Average Credit Quality of Rated
              Securities (short-term) (a)                  A-1
              ------------------------------------------------

              COUNTRY WEIGHTINGS (i)

              United States                              70.1%
              ------------------------------------------------
              Japan                                       3.6%
              ------------------------------------------------
              United Kingdom                              3.6%
              ------------------------------------------------
              Germany                                     3.5%
              ------------------------------------------------
              Netherlands                                 2.4%
              ------------------------------------------------
              Russia                                      2.1%
              ------------------------------------------------
              France                                      2.1%
              ------------------------------------------------
              Canada                                      1.7%
              ------------------------------------------------
              Brazil                                      1.4%
              ------------------------------------------------
              Other Countries                             9.5%
              ------------------------------------------------

(a) The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(d) Duration is a measure of how much a bond's price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i) For purposes of this presentation, the bond component includes both accrued interest amounts and the equivalent exposure from any derivative holdings, if applicable.
(m) The average maturity shown is calculated using the final stated maturity on the portfolio's holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.
(o) Less than 0.1%.
(r) Each security is assigned a rating from Moody's Investors Service. If not rated by Moody's, the rating will be that assigned by Standard & Poor's. Likewise, if not assigned a rating by Standard & Poor's, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the "AAA"-rating category. Percentages are based on the total market value of investments as of 10/31/07.

Percentages are based on net assets as of 10/31/07, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW


SUMMARY OF RESULTS

MFS Multimarket Income Trust (the fund or trust) is a closed-end fund and maintains a portfolio that includes investments in investment-grade and high-yield corporate bonds, U.S. government securities, and international investment-grade and emerging markets debt securities.

In our review of the performance of this trust, we look to a number of benchmarks, each reflecting the results of the various markets in which we invest. The benchmarks are the Citigroup World Government Bond Non-Dollar Hedged Index, JPMorgan Emerging Markets Bond Index Global (EMBI Global), Lehman Brothers U.S. Credit Bond Index, Lehman Brothers U.S. Government/ Mortgage Bond Index (Government/Mortgage), and the Lehman Brothers U.S. High-Yield Corporate Bond Index (U.S. High-Yield). For the twelve months ended October 31, 2007, these benchmarks generated returns of 3.94%, 8.07%, 4.62%, 5.74%, and 6.75%, respectively. In addition, the Multimarket Income Trust Blended Index, which is comprised of representative weightings of each of the aforementioned benchmarks, generated a return of 5.58% over the same period.

For the twelve months ended October 31, 2007, shares of the MFS Multimarket Income Trust provided a total return of 5.19%, at net asset value, underperforming the Multimarket Income Trust Blended Index, the EMBI Global, Government/Mortgage, and U.S. High-Yield indices.

MARKET ENVIRONMENT

The U.S. economy continues to decouple from the rest of the world. Despite seemingly robust growth rates during the second and third quarters of 2007, underlying economic activity in the U.S. remains muted relative to other major economies. Overall, global economies have seen moderate to strong growth over the last twelve months as domestic demand improves and world trade accelerates.

With the strong global growth, however, has come increased concern about rising global inflation, especially as capacity becomes more constrained, wages rise, and energy and food prices advance. During the reporting period, global central banks tightened monetary conditions which in turn pushed global bond yields to their highest levels during this economic expansion.

However, beginning in late July, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to seize up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields declined and credit spreads widened. While credit conditions improved somewhat by late October as the Federal Reserve Board cut interest rates, the level of market turbulence remains significant. Increased market volatility has also been exacerbated by U.S. home foreclosures, falling housing prices, and a weakening trend in the labor market. Despite increased volatility across all asset classes and the widening in credit spreads, global equity markets remained elevated, generally having erased losses incurred earlier in the summer.

DETRACTORS FROM PERFORMANCE

The trust's overweighted position in the financial sector held back performance as holdings of some finance companies suffered from the recent turmoil in the subprime market.

During the reporting period, our positioning along the yield curve(y) was also an area of relative weakness.

CONTRIBUTORS TO PERFORMANCE

On the upside, the trust's underweighted position in corporate bonds in the industrial sector had a positive impact on performance.

Some of our currency positions, particularly those in Chinese RMB (Yuan), Singapore Dollar, and Brazilian Real, also contributed to results.

Security selection in the financial and industrial sectors added to performance. Our holdings of auto credit companies, which posted strong returns, led the charge.

Respectfully,

John Addeo                   James Calmas               David Cole
Portfolio Manager            Portfolio Manager          Portfolio Manager

Richard Hawkins              Matthew Ryan
Portfolio Manager            Portfolio Manager

(y) A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio's current or future investments.

Note to Shareholders: Effective October 23, 2007, the Board of Trustees of the trust authorized the trust to use leverage.

PERFORMANCE SUMMARY THROUGH 10/31/07

The following chart represents the fund's historical performance in comparison to its benchmark. Investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than their original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the sale of fund shares.

PRICE SUMMARY

Year ended 10/31/07

                                             Date                     Price
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Net Asset Value                             10/31/07                     $6.68
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                                            10/31/06                     $6.74
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New York Stock Exchange Price               10/31/07                     $5.84
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                                             2/28/07  (high) (t)         $6.16
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                                             8/16/07  (low) (t)          $5.60
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                                            10/31/06                     $6.00
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TOTAL RETURNS VS BENCHMARKS

Year ended 10/31/07

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New York Stock Exchange Price (r)                                        3.30%
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Net Asset Value (r)                                                      5.19%
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Citigroup World Government Bond Non-Dollar Hedged Index (f)              3.94%
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JPMorgan Emerging Markets Bond Index Global (f)                          8.07%
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Lehman Brothers U.S. Credit Bond Index (f)                               4.62%
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Lehman Brothers U.S. Government/Mortgage Bond Index (f)                  5.74%
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Lehman Brothers U.S. High-Yield Corporate Bond Index (f)                 6.75%
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Multimarket Income Trust Blended Index (f)(x)                            5.58%
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(f) Source: FactSet Research Systems Inc.
(r) Includes reinvestment of dividends and capital gain distributions.
(t) For the period November 1, 2006 through October 31, 2007.
(x) Multimarket Income Trust Blended Index is at a point in time and allocations during the period can change. As of October 31, 2007 the blended index was comprised of 25% Lehman Brothers U.S. Credit Bond Index, 25% Lehman Brothers U.S. High-Yield Corporate Bond Index, 7% JPMorgan Emerging Markets Bond Index Global, 18% Citigroup World Government Bond Non- Dollar Hedged Index and 25% Lehman Brothers U.S. Government/Mortgage Bond Index.

INDEX DEFINITIONS

Citigroup World Government Bond Non-dollar Hedged Index - a market capitalization-weighted index that is designed to represent the currency-hedged performance of the international developed government bond markets, excluding the United States.

JPMorgan Emerging Markets Bond Index Global (EMBI Global) - measures the performance of U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

Lehman Brothers U.S. Credit Bond Index - measures publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Lehman Brothers U.S. Government/Mortgage Bond Index - measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Lehman Brothers U.S. High-Yield Corporate Bond Index - measures the universe of non-investment grade, fixed rate debt. Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

The trust's shares may trade at a discount or premium to net asset value. Shareholders do not have the right to cause the trust to repurchase their shares at net asset value. When trust shares trade at a premium, buyers pay more than the net asset value underlying trust shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the trust's liquidation. As a result, the total return that is calculated based on the net asset value and New York Stock Exchange price can be different. The trust's monthly distributions may include a return of capital to shareholders. Distributions that are treated for federal income tax purposes as a return of capital will reduce each shareholder's basis in his or her shares and, to the extent the return of capital exceeds such basis, will be treated as gain to the shareholder from a sale of shares. Return of shareholder capital have the effect of reducing the trust's assets and increasing the trust's expense ratio.

From time to time the trust may receive proceeds from litigation settlements, without which performance would be lower.

In accordance with Section 23(c) of the Investment Company Act of 1940, the trust hereby gives notice that it may from time to time repurchase shares of the trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
OF THE FUND

INVESTMENT OBJECTIVE

The fund's investment objective is to seek high current income, but may also consider capital appreciation. The fund's objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

MFS normally invests at least 80% of the fund's net assets in fixed income securities. This policy may not be changed without shareholder approval. MFS normally invests the fund's assets in U.S. Government securities, foreign government securities, mortgage backed and other asset-backed securities of U.S. and foreign issuers, corporate bonds of U.S. and foreign issuers, and debt instruments of issuers located in emerging market countries. MFS allocates the fund's assets across these categories with a view toward broad diversification across and within these categories. MFS may also invest the fund's assets in equity securities. MFS may invest up to 100% of the fund's assets in lower quality debt instruments, including those that are in default.

MFS may invest the fund's assets in U.S. and foreign securities, including emerging market securities. MFS may invest a relatively high percentage of the fund's assets in a single country or a small number of countries.

MFS may invest the fund's assets in mortgage dollar rolls.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.

MFS uses a bottom-up investment approach in buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instrument's credit quality, collateral characteristics, and indenture provisions, and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

The fund may use leverage by borrowing up to 33 1/3% of the fund's gross assets and investing the proceeds pursuant to its investment strategies.

PRINCIPAL RISKS

Stock markets are volatile and can decline due to adverse issuer, market, industry, political, regulatory or economic conditions. The value of the portfolio's equity investments will fluctuate in response to many factors including company specific factors as well as general market, economic, political and regulatory conditions. Foreign investments can be more volatile than U.S. investments. Changes in currency exchange rates can affect the U.S. dollar rate of foreign currency investments and investments denominated in foreign currency. Investing in emerging markets can involve risks in addition to those generally associated with investing in more developed foreign markets. The portfolio's yield and share prices change daily based on the credit quality of its investments and changes in interest rates. In general, the value of debt securities will decline when interest rates rise and will increase when interest rates fall. Debt securities with longer maturity dates will generally be subject to greater price fluctuations than those with shorter maturities. Mortgage securities are subject to prepayment risk which can offer less potential for gains in a declining interest rate environment and greater potential for loss in a rising interest rate environment. Derivatives can be highly volatile and involve risks in addition to those of the underlying indicator's in whose value the derivative is based. Gains or losses from derivatives can be substantially greater than the derivatives' original cost. Lower quality debt securities involve substantially greater risk of default and their value can decline significantly over time. To the extent that investments are purchased with the proceeds from borrowings from a bank, the fund's net asset value will increase or decrease at a greater rate than a comparable unleveraged fund. When you sell your shares, they may be worth more or less than the amount you paid for them. Please see the prospectus for further information regarding these and other risk considerations. A copy of the fund's prospectus is available on the EDGAR database on the Securities and Exchange Commission's Web site at http://sec.gov.

PORTFOLIO MANAGERS' PROFILES

John Addeo              --  Investment Officer of MFS; employed in the
                            investment management area of MFS since 1998.
                            Portfolio Manager of the Trust since February
                            2005.

James Calmas            --  Investment Officer of MFS; employed in the
                            investment management area of MFS since 1988.
                            Portfolio Manager of the Trust since September
                            2004.

David Cole              --  Investment Officer of MFS; employed in the
                            investment management area of MFS since 2004. High
                            Yield Analyst at Franklin Templeton Investments from 1999 to 2004. Portfolio Manager of the Trust since October 2006.

Richard Hawkins         --  Investment Officer of MFS; employed in the
                            investment management area of MFS since 1988.
                            Portfolio Manager of the Trust since April 2006.

Matthew Ryan            --  Investment Officer of MFS; employed in the
                            investment management area of MFS since 1997.
                            Portfolio Manager of the Trust since September
                            2004.

DIVIDEND REINVESTMENT AND
CASH PURCHASE PLAN

The trust offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments may be made in any amount over $100 in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the plan on your behalf. If the nominee does not offer the plan, you may wish to request that your shares be re-registered in your own name so that you can participate. There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the transaction expenses, including commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the plan, or if you have any questions, call 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time. Please have available the name of the trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw from the plan, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

Effective May 1, 2007, Computershare Trust Company, N.A. (the Transfer Agent for the trust) became the agent for the plan.

PORTFOLIO OF INVESTMENTS
10/31/07

The Portfolio of Investments is a complete list of all securities owned by your trust. It is categorized by broad-based asset classes.

Bonds - 88.5%
----------------------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES/PAR                   VALUE ($)
----------------------------------------------------------------------------------------------------------------
Aerospace - 0.3%
----------------------------------------------------------------------------------------------------------------
Bombardier, Inc., 8%, 2014 (n)                                         $     713,000                $    741,520
Hawker Beechcraft Acquisition Corp., 8.5%, 2015 (n)                          600,000                     610,500
                                                                                                    ------------
                                                                                                    $  1,352,020
----------------------------------------------------------------------------------------------------------------
Airlines - 0.2%
----------------------------------------------------------------------------------------------------------------
Continental Airlines, Inc., 7.566%, 2020                               $     844,859                $    815,289
----------------------------------------------------------------------------------------------------------------
Asset Backed & Securitized - 9.2%
----------------------------------------------------------------------------------------------------------------
ARCap REIT, Inc., CDO, "H", 6.1%, 2045 (n)                             $   2,000,000                $  1,000,000
Asset Securitization Corp., FRN, 7.865%, 2029                              1,468,652                   1,569,334
Banc of America Commercial Mortgage, Inc., FRN, 4.857%, 2043               1,375,626                   1,314,591
Bayview Financial Acquisition Trust, FRN, 5.483%, 2041                     1,130,000                   1,098,553
Bayview Financial Revolving Mortgage Loan Trust, FRN,
5.618%, 2040 (z)                                                           4,000,000                   3,999,984
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN,
5.366%, 2049                                                               1,160,000                   1,129,474
Countrywide Asset-Backed Certificates, FRN, 4.575%, 2035                     208,831                     207,296
Crest Ltd., CDO, 7%, 2040                                                  2,000,000                   1,722,300
DEPFA Bank, 5.5%, 2010                                               EUR     960,000                   1,423,473
Deutsche Mortgage & Asset Receiving Corp., FRN, 7.5%, 2031             $   1,847,000                   2,003,725
DLJ Commercial Mortgage Corp., 6.04%, 2031 (z)                             2,000,000                   2,015,145
Falcon Franchise Loan LLC, FRN, 3.689%, 2025 (i)(z)                        7,008,208                     903,638
First Union National Bank Commercial Mortgage Trust, FRN,
0.935%, 2043 (i)(n)                                                       27,900,338                     707,979
First Union-Lehman Brothers Bank of America, FRN,
0.491%, 2035 (i)                                                          56,275,770                     685,799
First Union-Lehman Brothers Commercial Mortgage Trust,
7%, 2029 (n)                                                               1,511,847                   1,593,930
GMAC Commercial Mortgage Securities, Inc., FRN,
6.02%, 2033 (z)                                                            2,542,000                   2,493,235
GMAC Commercial Mortgage Securities, Inc., FRN,
7.662%, 2034 (n)                                                           1,853,000                   1,962,459
JPMorgan Chase Commercial Mortgage Securities Corp.,
5.552%, 2045                                                               1,590,000                   1,580,513
JPMorgan Chase Commercial Mortgage Securities Corp., FRN,
6.062%, 2017                                                                 270,000                     259,058
JPMorgan Chase Commercial Mortgage Securities Corp., FRN,
5.294%, 2043                                                               1,375,626                   1,355,298
JPMorgan Chase Commercial Mortgage Securities Corp., FRN,
5.475%, 2043                                                               1,590,000                   1,575,174
JPMorgan Chase Commercial Mortgage Securities Corp., FRN,
5.875%, 2045                                                               1,590,000                   1,624,971
JPMorgan Chase Commercial Mortgage Securities Corp., FRN,
5.723%, 2047                                                                 600,374                     528,155
Lehman Brothers Commercial Conduit Mortgage Trust, FRN,
0.806%, 2030 (i)                                                          10,337,063                     293,335
Merrill Lynch Mortgage Trust, FRN, 5.83%, 2050                               270,000                     255,439
Morgan Stanley Capital I, Inc., FRN, 1.434%, 2014 (i)(n)                  14,915,475                     702,071
Mortgage Capital Funding, Inc., FRN, 0.596%, 2031 (i)                     11,970,373                      26,178
Multi-Family Capital Access One, Inc., 6.65%, 2024                            72,157                      72,585
Prudential Securities Secured Financing Corp., FRN,
7.268%, 2013 (z)                                                           2,581,000                   2,633,567
RMAC PLC, FRN, 4.948%, 2036 (n)                                      EUR      46,931                      68,062
Structured Asset Securities Corp., FRN, 4.67%, 2035                    $   3,137,879                   3,122,412
Wachovia Bank Commercial Mortgage Trust, 4.935%, 2042                      2,000,000                   1,917,257
Wachovia Bank Commercial Mortgage Trust, FRN, 5.118%, 2042                 1,375,626                   1,334,655
Wachovia Bank Commercial Mortgage Trust, FRN, 5.591%, 2047                 1,300,000                   1,280,807
Wachovia Bank Commercial Mortgage Trust, FRN, 5.603%, 2048                 1,500,000                   1,482,224
Wachovia Bank Commercial Mortgage Trust, FRN, 5.383%, 2048                 2,660,000                   2,583,497
                                                                                                    ------------
                                                                                                    $ 48,526,173
----------------------------------------------------------------------------------------------------------------
Automotive - 1.8%
----------------------------------------------------------------------------------------------------------------
Continental AG, 6.875%, 2008                                         EUR     100,000                $    148,676
DaimlerChrysler N.A. Holdings Corp., 8.5%, 2031                        $   1,251,000                   1,589,522
Ford Motor Credit Co., 7.375%, 2009                                        2,115,000                   2,039,820
Ford Motor Credit Co. LLC, 9.75%, 2010                                       310,000                     308,701
Ford Motor Credit Co. LLC, 7%, 2013                                        1,325,000                   1,189,350
Ford Motor Credit Co. LLC, 8%, 2016                                          635,000                     587,879
Ford Motor Credit Co. LLC., FRN, 7.992%, 2012                                400,000                     370,310
General Motors Corp., 8.375%, 2033                                           999,000                     909,090
Goodyear Tire & Rubber Co., 9%, 2015                                         504,000                     551,250
Johnson Controls, Inc., 5.25%, 2011                                        1,180,000                   1,185,118
TRW Automotive, Inc., 7%, 2014 (n)                                           545,000                     531,375
                                                                                                    ------------
                                                                                                    $  9,411,091
----------------------------------------------------------------------------------------------------------------
Broadcasting - 1.9%
----------------------------------------------------------------------------------------------------------------
Allbritton Communications Co., 7.75%, 2012                             $   1,270,000                $  1,289,050
CBS Corp., 6.625%, 2011                                                    1,043,000                   1,084,347
Clear Channel Communications, Inc., 6.25%, 2011                            1,310,000                   1,204,744
Clear Channel Communications, Inc., 5.5%, 2014                               675,000                     537,581
Grupo Televisa S.A., 8.5%, 2032                                              463,000                     581,065
Intelsat Bermuda Ltd., 11.25%, 2016                                          355,000                     381,625
Intelsat Subsidiary Holding Co. Ltd., 8.625%, 2015                           305,000                     309,575
Lamar Media Corp., 7.25%, 2013                                             1,460,000                   1,463,650
News America Holdings, 7.7%, 2025                                          2,217,000                   2,466,532
Univision Communications, Inc., 9.75%, 2015 (n)(p)                           755,000                     739,900
                                                                                                    ------------
                                                                                                    $ 10,058,069
----------------------------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 1.6%
----------------------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc., 5.625%, 2017                                $   2,378,000                $  2,302,582
INVESCO PLC, 5.625%, 2012                                                  1,450,000                   1,433,102
Lehman Brothers Holdings, Inc., 6.5%, 2017                                 1,270,000                   1,279,041
Morgan Stanley, 5.75%, 2016                                                  668,000                     660,750
Morgan Stanley Dean Witter, Inc., 6.6%, 2012                               2,538,000                   2,657,570
                                                                                                    ------------
                                                                                                    $  8,333,045
----------------------------------------------------------------------------------------------------------------
Building - 0.6%
----------------------------------------------------------------------------------------------------------------
American Standard Cos., Inc., 7.375%, 2008                             $   2,500,000                $  2,508,085
Nortek Holdings, Inc., 8.5%, 2014                                            500,000                     442,500
                                                                                                    ------------
                                                                                                    $  2,950,585
----------------------------------------------------------------------------------------------------------------
Business Services - 0.2%
----------------------------------------------------------------------------------------------------------------
SunGard Data Systems, Inc., 10.25%, 2015                               $   1,200,000                $  1,251,000
----------------------------------------------------------------------------------------------------------------
Cable TV - 0.7%
----------------------------------------------------------------------------------------------------------------
CCO Holdings LLC, 8.75%, 2013                                          $     325,000                $    325,000
Cox Communications, Inc., 4.625%, 2013                                     1,744,000                   1,661,286
TCI Communications, Inc., 9.8%, 2012                                       1,135,000                   1,314,552
Videotron Ltee, 6.875%, 2014                                                 345,000                     344,138
                                                                                                    ------------
                                                                                                    $  3,644,976
----------------------------------------------------------------------------------------------------------------
Chemicals - 0.5%
----------------------------------------------------------------------------------------------------------------
Akzo Nobel N.V., 5.625%, 2009                                        EUR     100,000                $    147,036
Equistar Chemicals LP, 10.125%, 2008                                   $     457,000                     471,853
Linde Finance B.V., 6% to 2013, FRN to 2049                          EUR     101,000                     148,130
Momentive Performance Materials, Inc., 9.75%, 2014 (z)                 $     585,000                     570,375
Momentive Performance Materials, Inc., 11.5%, 2016 (n)                       110,000                     106,150
Mosaic Co., 7.625%, 2016 (n)                                                 995,000                   1,072,113
Nalco Co., 7.75%, 2011                                                       180,000                     183,150
Nalco Co., 8.875%, 2013                                                       95,000                      99,988
                                                                                                    ------------
                                                                                                    $  2,798,795
----------------------------------------------------------------------------------------------------------------
Computer Software - 0.4%
----------------------------------------------------------------------------------------------------------------
Seagate Technology HDD Holdings, 6.375%, 2011                          $   1,967,000                $  1,952,248
----------------------------------------------------------------------------------------------------------------
Conglomerates - 0.3%
----------------------------------------------------------------------------------------------------------------
Actuant Corp., 6.875%, 2017 (n)                                        $   1,495,000                $  1,495,000
Thyssenkrupp Finance B.V., 7%, 2009                                  EUR     100,000                     148,912
                                                                                                    ------------
                                                                                                    $  1,643,912
----------------------------------------------------------------------------------------------------------------
Consumer Goods & Services - 0.8%
----------------------------------------------------------------------------------------------------------------
Corrections Corp. of America, 6.25%, 2013                              $     455,000                $    452,179
Fortune Brands, Inc., 5.125%, 2011                                         1,212,000                   1,206,151
Jarden Corp., 7.5%, 2017                                                     525,000                     498,750
Service Corp. International, 7%, 2017                                      1,155,000                   1,129,013
Service Corp. International, 7.625%, 2018                                    250,000                     256,250
Sodexho Alliance S.A., 5.875%, 2009                                  EUR     100,000                     147,412
Visant Holding Corp., 8.75%, 2013                                      $     387,000                     396,675
                                                                                                    ------------
                                                                                                    $  4,086,430
----------------------------------------------------------------------------------------------------------------
Containers - 1.2%
----------------------------------------------------------------------------------------------------------------
Crown Americas LLC, 7.75%, 2015                                        $   1,215,000                $  1,251,450
Greif, Inc., 6.75%, 2017                                                   2,345,000                   2,327,413
Owens-Brockway Glass Container, Inc., 8.875%, 2009                           453,000                     456,398
Owens-Brockway Glass Container, Inc., 8.25%, 2013                          2,250,000                   2,340,000
                                                                                                    ------------
                                                                                                    $  6,375,261
----------------------------------------------------------------------------------------------------------------
Defense Electronics - 0.2%
----------------------------------------------------------------------------------------------------------------
L-3 Communications Corp., 5.875%, 2015                                 $   1,145,000                $  1,116,375
----------------------------------------------------------------------------------------------------------------
Electronics - 0.2%
----------------------------------------------------------------------------------------------------------------
Flextronics International Ltd., 6.25%, 2014                            $     425,000                $    401,625
NXP B.V./NXP Funding LLC, 7.875%, 2014                                       615,000                     600,394
                                                                                                    ------------
                                                                                                    $  1,002,019
----------------------------------------------------------------------------------------------------------------
Emerging Market Quasi-Sovereign - 2.2%
----------------------------------------------------------------------------------------------------------------
Codelco, Inc., 5.625%, 2035                                            $   1,950,000                $  1,824,465
Gazprom International S.A., 7.201%, 2020                                   1,667,783                   1,714,863
Gazprom International S.A., 6.51%, 2022 (n)                                1,260,000                   1,234,800
Majapahit Holding B.V., 7.25%, 2017 (n)                                    1,469,000                   1,456,146
OAO Gazprom, 9.625%, 2013                                                    550,000                     633,875
OAO Gazprom, 6.212%, 2016                                                  1,148,000                   1,128,140
OAO Gazprom, 7.288%, 2037 (n)                                                100,000                     106,220
Pemex Project Funding Master Trust, 5.75%, 2018 (z)                          651,000                     656,534
Ras Laffan Liquefied Natural Gas Co. Ltd., 8.294%, 2014 (n)                2,510,000                   2,786,419
                                                                                                    ------------
                                                                                                    $ 11,541,462
----------------------------------------------------------------------------------------------------------------
Emerging Market Sovereign - 2.8%
----------------------------------------------------------------------------------------------------------------
Brazil Notas do Tesouro Nacional, "B", 6%, 2015                      BRL      48,428                $     26,167
Federative Republic of Brazil, 6%, 2017                                $   3,299,000                   3,371,578
Federative Republic of Brazil, 8%, 2018                                      615,000                     688,800
Federative Republic of Brazil, 7.125%, 2037                                  100,000                     115,500
JPMorgan Chase Bank (Federative Republic of Brazil, CLN),
10%, 2012 (z)                                                        BRL     100,000                      54,409
JPMorgan Chase Bank (Federative Republic of Brazil, CLN),
10%, 2012 (z)                                                        BRL     100,000                      54,409
JPMorgan Chase Bank (Federative Republic of Brazil, CLN),
10%, 2012 (z)                                                        BRL     100,000                      54,409
JPMorgan Chase Bank (Federative Republic of Brazil, CLN),
10%, 2012 (z)                                                        BRL     100,000                      54,409
Republic of Argentina, 7%, 2013                                        $     590,045                     526,091
Republic of Argentina, FRN, 5.389%, 2012                                   3,601,250                   3,268,932
Republic of Colombia, FRN, 7.33%, 2015                                     1,350,000                   1,417,500
Republic of Ghana, 8.5%, 2017 (z)                                            100,000                     102,583
Republic of Panama, 9.375%, 2029                                           1,241,000                   1,687,760
Republic of Panama, 6.7%, 2036                                               554,000                     581,700
Republic of Philippines, 9.375%, 2017                                        597,000                     738,788
Republic of South Africa, 5.875%, 2022                                       569,000                     572,073
Republic of Uruguay, 5%, 2018                                        UYU   5,140,000                     278,458
United Mexican States, 5.625%, 2017                                    $   1,058,000                   1,073,341
                                                                                                    ------------
                                                                                                    $ 14,666,907
----------------------------------------------------------------------------------------------------------------
Energy - Independent - 1.1%
----------------------------------------------------------------------------------------------------------------
Chaparral Energy, Inc., 8.875%, 2017 (n)                               $     595,000                $    556,325
Chesapeake Energy Corp., 6.375%, 2015                                        420,000                     407,400
Chesapeake Energy Corp., 6.875%, 2016                                      1,310,000                   1,303,450
Forest Oil Corp., 7.25%, 2019 (n)                                            345,000                     345,000
Hilcorp Energy I LP, 7.75%, 2015 (n)                                         925,000                     909,969
Newfield Exploration Co., 6.625%, 2014                                       435,000                     427,388
OPTI Canada, Inc., 8.25%, 2014 (n)                                           315,000                     315,788
Plains Exploration & Production Co., 7%, 2017                              1,015,000                     964,250
Quicksilver Resources, Inc., 7.125%, 2016                                    595,000                     586,075
                                                                                                    ------------
                                                                                                    $  5,815,645
----------------------------------------------------------------------------------------------------------------
Energy - Integrated - 0.2%
----------------------------------------------------------------------------------------------------------------
Petroleum Co. of Trinidad & Tobago Ltd., 6%, 2022 (n)                  $     423,000                $    423,000
TNK-BP Finance S.A., 7.5%, 2016 (n)                                          490,000                     477,750
                                                                                                    ------------
                                                                                                    $    900,750
----------------------------------------------------------------------------------------------------------------
Entertainment - 0.2%
----------------------------------------------------------------------------------------------------------------
AMC Entertainment, Inc., 11%, 2016                                     $     435,000                $    470,888
Turner Broadcasting System, Inc., 8.375%, 2013                               419,000                     471,006
                                                                                                    ------------
                                                                                                    $    941,894
----------------------------------------------------------------------------------------------------------------
Financial Institutions - 2.1%
----------------------------------------------------------------------------------------------------------------
American Express Co., 6.15%, 2017                                      $     560,000                $    571,114
Capmark Financial Group, Inc., 5.875%, 2012 (n)                            1,180,000                   1,059,365
Countrywide Financial Corp., 6.25%, 2016                                   2,250,000                   1,790,793
General Motors Acceptance Corp., 5.85%, 2009                                 962,000                     928,258
General Motors Acceptance Corp., 6.875%, 2011                                817,000                     752,957
General Motors Acceptance Corp., 6.75%, 2014                               1,048,000                     928,627
GMAC LLC, 6.125%, 2008                                                       503,000                     501,636
ILFC E-Capital Trust I, 5.9% to 2010, FRN to 2065 (n)                      2,500,000                   2,499,160
International Lease Finance Corp., 5.625%, 2013                            1,248,000                   1,247,734
Residential Capital LLC, 7.125%, 2008                                        315,000                     265,388
Residential Capital LLC, 7.5%, 2012                                          670,000                     489,100
                                                                                                    ------------
                                                                                                    $ 11,034,132
----------------------------------------------------------------------------------------------------------------
Food & Beverages - 0.8%
----------------------------------------------------------------------------------------------------------------
Allied Domecq Financial Services PLC, 5.875%, 2009                   EUR     125,000                $    184,218
ARAMARK Corp., 8.5%, 2015                                              $     920,000                     931,500
B&G Foods Holding Corp., 8%, 2011                                            375,000                     371,250
Dean Foods Co., 7%, 2016                                                     810,000                     757,350
Del Monte Corp., 6.75%, 2015                                                 185,000                     179,913
General Mills, Inc., 5.65%, 2012                                             350,000                     355,437
Tyson Foods, Inc., 6.85%, 2016                                             1,520,000                   1,580,925
                                                                                                    ------------
                                                                                                    $  4,360,593
----------------------------------------------------------------------------------------------------------------
Food & Drug Stores - 0.2%
----------------------------------------------------------------------------------------------------------------
CVS Caremark Corp., 6.125%, 2016                                       $   1,300,000                $  1,325,918
----------------------------------------------------------------------------------------------------------------
Forest & Paper Products - 0.8%
----------------------------------------------------------------------------------------------------------------
Buckeye Technologies, Inc., 8.5%, 2013                                 $     795,000                $    818,850
MeadWestvaco Corp., 6.8%, 2032                                               679,000                     618,553
Norske Skog Canada Ltd., 7.375%, 2014                                      1,210,000                     886,325
Stora Enso Oyj, 6.404%, 2016 (n)                                           1,580,000                   1,563,227
UPM Kymmene Corp., 6.125%, 2012                                      EUR     100,000                     148,174
                                                                                                    ------------
                                                                                                    $  4,035,129
----------------------------------------------------------------------------------------------------------------
Gaming & Lodging - 1.5%
----------------------------------------------------------------------------------------------------------------
Harrah's Operating Co., Inc., 5.375%, 2013                             $   1,500,000                $  1,205,978
Isle of Capri Casinos, Inc., 7%, 2014                                        420,000                     372,750
Mandalay Resort Group, 9.375%, 2010                                          950,000                     997,500
MGM Mirage, Inc., 8.375%, 2011                                             1,005,000                   1,050,225
MGM Mirage, Inc., 6.75%, 2013                                                500,000                     487,500
MGM Mirage, Inc., 7.5%, 2016                                                 940,000                     934,125
Scientific Games Corp., 6.25%, 2012                                          825,000                     792,000
Station Casinos, Inc., 6.5%, 2014                                            630,000                     526,050
Wimar Opco LLC, 9.625%, 2014 (n)                                             815,000                     611,250
Wyndham Worldwide Corp., 6%, 2016                                            360,000                     352,117
Wynn Las Vegas LLC, 6.625%, 2014                                             545,000                     535,463
                                                                                                    ------------
                                                                                                    $  7,864,958
----------------------------------------------------------------------------------------------------------------
Industrial - 0.3%
----------------------------------------------------------------------------------------------------------------
JohnsonDiversey Holdings, Inc., "B", 9.625%, 2012                      $   1,325,000                $  1,374,688
Wesco Distribution, Inc., 7.5%, 2017                                          90,000                      84,150
                                                                                                    ------------
                                                                                                    $  1,458,838
----------------------------------------------------------------------------------------------------------------
Insurance - 0.9%
----------------------------------------------------------------------------------------------------------------
Allianz AG, 5.5% to 2014, FRN to 2049                                EUR     140,000                $    201,005
American International Group, Inc., 6.25%, 2037                        $     300,000                     279,182
ING Groep N.V., 5.775% to 2015, FRN to 2049                                2,500,000                   2,414,708
Prudential Financial, Inc., 5.1%, 2014                                     1,985,000                   1,917,063
                                                                                                    ------------
                                                                                                    $  4,811,958
----------------------------------------------------------------------------------------------------------------
Insurance - Health - 0.1%
----------------------------------------------------------------------------------------------------------------
Centene Corp., 7.25%, 2014                                             $     350,000                $    349,125
----------------------------------------------------------------------------------------------------------------
Insurance - Property & Casualty - 1.6%
----------------------------------------------------------------------------------------------------------------
AIG SunAmerica Global Financing X, 6.9%, 2032 (n)                      $   2,384,000                $  2,637,033
Fund American Cos., Inc., 5.875%, 2013                                     1,464,000                   1,449,170
USI Holdings Corp., FRN, 9.432%, 2014 (n)                                  1,495,000                   1,390,350
ZFS Finance USA Trust IV, FRN, 5.875%, 2032 (n)                              500,000                     479,219
ZFS Finance USA Trust V, FRN, 6.5%, 2037 (n)                               2,700,000                   2,598,488
                                                                                                    ------------
                                                                                                    $  8,554,260
----------------------------------------------------------------------------------------------------------------
International Market Quasi-Sovereign - 3.7%
----------------------------------------------------------------------------------------------------------------
Canada Housing Trust, 4.6%, 2011                                     CAD     389,000                $    413,594
Development Bank of Japan, 1.75%, 2010                               JPY 183,000,000                   1,621,027
Development Bank of Japan, 1.4%, 2012                                JPY 274,000,000                   2,400,241
Development Bank of Japan, 1.05%, 2023                               JPY 390,000,000                   2,941,651
Development Bank of Japan, 2.3%, 2026                                JPY 120,000,000                   1,056,515
Japan Finance Corp. for Municipal Enterprises, 1.55%, 2012           JPY 275,000,000                   2,437,224
Japan Finance Corp. for Municipal Enterprises, 2%, 2016              JPY 510,000,000                   4,604,012
KfW Bankengruppe, 1.35%, 2014                                        JPY 432,000,000                   3,765,477
Vattenfall Treasury AB, 6%, 2010                                     EUR     125,000                     187,128
                                                                                                    ------------
                                                                                                    $ 19,426,869
----------------------------------------------------------------------------------------------------------------
International Market Sovereign - 8.6%
----------------------------------------------------------------------------------------------------------------
Federal Republic of Germany, 5.25%, 2010                             EUR   3,867,000                $  5,763,857
Federal Republic of Germany, 3.75%, 2015                             EUR   1,518,000                   2,140,984
Federal Republic of Germany, 6.25%, 2030                             EUR   1,544,000                   2,768,643
Government of Canada, 5.5%, 2009                                     CAD     778,000                     838,677
Government of Canada, 4.5%, 2015                                     CAD     671,000                     719,772
Government of Canada, 5.75%, 2033                                    CAD     236,000                     301,362
Kingdom of Denmark, 4%, 2015                                         DKK   4,203,000                     802,469
Kingdom of Netherlands, 3.75%, 2009                                  EUR   5,181,000                   7,464,045
Kingdom of Netherlands, 3.75%, 2014                                  EUR   1,061,000                   1,498,001
Kingdom of Spain, 5.35%, 2011                                        EUR   2,725,000                   4,117,400
Kingdom of Sweden, 4.5%, 2015                                        SEK   2,610,000                     417,375
Republic of Austria, 4.65%, 2018                                     EUR   2,632,000                   3,907,638
Republic of France, 4.75%, 2012                                      EUR     760,000                   1,129,117
Republic of France, 5%, 2016                                         EUR   1,274,000                   1,940,573
Republic of France, 6%, 2025                                         EUR     511,000                     874,798
Republic of France, 4.75%, 2035                                      EUR   2,099,000                   3,130,010
Republic of Ireland, 4.6%, 2016                                      EUR   2,023,000                   2,993,033
United Kingdom Treasury, 8%, 2015                                    GBP     562,000                   1,401,505
United Kingdom Treasury, 8%, 2021                                    GBP     583,000                   1,580,723
United Kingdom Treasury, 4.25%, 2036                                 GBP     803,000                   1,594,390
                                                                                                    ------------
                                                                                                    $ 45,384,372
----------------------------------------------------------------------------------------------------------------
Machinery & Tools - 0.2%
----------------------------------------------------------------------------------------------------------------
Case New Holland, Inc., 7.125%, 2014                                   $     820,000                $    848,700
----------------------------------------------------------------------------------------------------------------
Major Banks - 2.0%
----------------------------------------------------------------------------------------------------------------
Bank of Ireland, 7.4%, 2049                                          EUR     500,000                $    757,212
BNP Paribas, 5.186% to 2015, FRN to 2049 (n)                           $   2,099,000                   1,944,285
BNP Paribas Capital Trust III, 6.625% to 2011, FRN to 2049           EUR     100,000                     151,841
MUFG Capital Finance 1 Ltd., 6.346% to 2016, FRN to 2049               $   1,568,000                   1,494,999
National Westminster Bank PLC, 6.625% to 2009, FRN to 2049           EUR     330,000                     489,570
Royal Bank of Scotland Group PLC, 6.99% to 2017,
FRN to 2049 (z)                                                        $     430,000                     434,600
SG Capital Trust I, 7.875% to 2010, FRN to 2049                      EUR     300,000                     459,535
Unicredit Luxembourg Financial S.A., 6%, 2017 (z)                      $     990,000                     977,664
Wachovia Capital Trust III, 5.8% to 2011, FRN to 2042                      4,068,000                   4,035,672
                                                                                                    ------------
                                                                                                    $ 10,745,378
----------------------------------------------------------------------------------------------------------------
Medical & Health Technology & Services - 2.5%
----------------------------------------------------------------------------------------------------------------
Advanced Medical Optics, Inc., 7.5%, 2017                              $     235,000                $    221,488
Community Health Systems, Inc., 8.875%, 2015 (n)                             890,000                     901,125
Cooper Cos., Inc., 7.125%, 2015                                            1,260,000                   1,247,400
Covidien Ltd., 6%, 2017 (z)                                                  420,000                     425,661
Covidien Ltd., 6.55%, 2037 (z)                                               250,000                     254,689
DaVita, Inc., 6.625%, 2013                                                   300,000                     298,500
DaVita, Inc., 7.25%, 2015                                                  1,360,000                   1,375,300
Fisher Scientific International, Inc., 6.125%, 2015                        1,500,000                   1,491,878
HCA, Inc., 8.75%, 2010                                                     1,315,000                   1,338,013
HCA, Inc., 6.375%, 2015                                                      500,000                     426,875
HCA, Inc., 9.25%, 2016                                                     1,645,000                   1,731,363
Hospira, Inc., 5.55%, 2012                                                   360,000                     360,396
Hospira, Inc., 6.05%, 2017                                                 1,248,000                   1,246,143
Owens & Minor, Inc., 6.35%, 2016                                           1,420,000                   1,427,293
Psychiatric Solutions, Inc., 7.75%, 2015                                     580,000                     590,150
                                                                                                    ------------
                                                                                                    $ 13,336,274
----------------------------------------------------------------------------------------------------------------
Metals & Mining - 2.0%
----------------------------------------------------------------------------------------------------------------
Arch Western Finance LLC, 6.75%, 2013                                  $   1,105,000                $  1,077,375
FMG Finance Ltd., 10.625%, 2016 (n)                                        1,405,000                   1,664,925
Foundation PA Coal Co., 7.25%, 2014                                          710,000                     697,575
Freeport-McMoRan Copper & Gold, Inc., 8.25%, 2015                            595,000                     642,600
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 2017                         1,445,000                   1,582,275
International Steel Group, Inc., 6.5%, 2014                                1,300,000                   1,334,567
Peabody Energy Corp., 5.875%, 2016                                           720,000                     685,800
Peabody Energy Corp., 7.375%, 2016                                            45,000                      46,800
Peabody Energy Corp., "B", 6.875%, 2013                                      630,000                     633,150
Steel Dynamics, Inc., 7.375%, 2012 (z)                                     2,380,000                   2,380,000
                                                                                                    ------------
                                                                                                    $ 10,745,067
----------------------------------------------------------------------------------------------------------------
Mortgage Backed - 9.7%
----------------------------------------------------------------------------------------------------------------
Fannie Mae, 6%, 2012 - 2037                                            $   8,050,417                $  8,118,229
Fannie Mae, 4.78%, 2015                                                      703,471                     684,699
Fannie Mae, 5.5%, 2021 - 2035                                             10,117,044                  10,037,493
Fannie Mae, 5%, 2027 - 2035                                                6,168,392                   6,016,374
Fannie Mae, 6.5%, 2031 - 2032                                              1,251,696                   1,288,812
Freddie Mac, 6%, 2021 - 2036                                               9,762,720                   9,837,655
Freddie Mac, 5%, 2024                                                        300,919                     300,744
Freddie Mac, 5.5%, 2036                                                   14,978,982                  14,747,650
                                                                                                    ------------
                                                                                                    $ 51,031,656
----------------------------------------------------------------------------------------------------------------
Natural Gas - Distribution - 0.3%
----------------------------------------------------------------------------------------------------------------
AmeriGas Partners LP, 7.25%, 2015                                      $   1,030,000                $  1,019,700
AmeriGas Partners LP, 7.125%, 2016                                           365,000                     356,788
Inergy LP, 6.875%, 2014                                                      400,000                     392,000
                                                                                                    ------------
                                                                                                    $  1,768,488
----------------------------------------------------------------------------------------------------------------
Natural Gas - Pipeline - 2.0%
----------------------------------------------------------------------------------------------------------------
Atlas Pipeline Partners LP, 8.125%, 2015                               $   1,905,000                $  1,895,475
CenterPoint Energy Resources Corp., 7.875%, 2013                           1,250,000                   1,370,666
Deutsche Bank (El Paso Performance-Linked Trust, CLN),
7.75%, 2011 (n)                                                            2,015,000                   2,077,501
Intergas Finance B.V., 6.375%, 2017 (n)                                      322,000                     301,070
Kinder Morgan Energy Partners LP, 5.125%, 2014                             1,147,000                   1,102,967
Spectra Energy Capital LLC, 8%, 2019                                         691,000                     787,663
Williams Cos., Inc., 8.75%, 2032                                           1,750,000                   2,038,750
Williams Partners LP, 7.25%, 2017                                            765,000                     788,906
                                                                                                    ------------
                                                                                                    $ 10,362,998
----------------------------------------------------------------------------------------------------------------
Network & Telecom - 2.3%
----------------------------------------------------------------------------------------------------------------
BellSouth Corp., 6.55%, 2034                                           $   3,213,000                $  3,354,937
Citizens Communications Co., 9.25%, 2011                                   1,285,000                   1,403,863
Citizens Communications Co., 9%, 2031                                        870,000                     895,013
Deutsche Telekom International Finance B.V., 8.125%, 2012            EUR     130,000                     211,295
Nordic Telephone Co. Holdings, 8.875%, 2016 (n)                        $     640,000                     676,800
Qwest Corp., 7.875%, 2011                                                    295,000                     311,225
Qwest Corp., 8.875%, 2012                                                    950,000                   1,040,250
Telefonica Europe B.V., 7.75%, 2010                                        1,500,000                   1,606,131
TELUS Corp., 8%, 2011                                                      1,309,000                   1,419,830
Windstream Corp., 8.625%, 2016                                             1,040,000                   1,112,800
Windstream Corp., 7%, 2019                                                   195,000                     192,075
                                                                                                    ------------
                                                                                                    $ 12,224,219
----------------------------------------------------------------------------------------------------------------
Oil Services - 0.4%
----------------------------------------------------------------------------------------------------------------
Basic Energy Services, Inc., 7.125%, 2016                              $     720,000                $    693,000
Compagnie Generale de Geophysique - Veritas, 7.75%, 2017                     510,000                     525,300
GulfMark Offshore, Inc., 7.75%, 2014                                         760,000                     763,800
                                                                                                    ------------
                                                                                                    $  1,982,100
----------------------------------------------------------------------------------------------------------------
Oils - 0.5%
----------------------------------------------------------------------------------------------------------------
Premcor Refining Group, Inc., 7.5%, 2015                               $   2,575,000                $  2,683,186
----------------------------------------------------------------------------------------------------------------
Other Banks & Diversified Financials - 2.5%
----------------------------------------------------------------------------------------------------------------
Alfa Diversified Payment Rights Finance Co., FRN,
7.594%, 2011 (n)                                                       $   2,132,650                $  2,068,671
Banco BMG S.A., 9.15%, 2016 (n)                                              714,000                     757,768
Banco do Estado de Sao Paulo S.A., 8.7%, 2010                                 15,000                      15,656
Banco do Estado de Sao Paulo S.A., 8.7%, 2049 (n)                            577,000                     602,244
Banco Mercantil del Norte S.A., 5.875% to 2009, FRN
to 2014 (n)                                                                  655,000                     650,088
Bosphorus Financial Services Ltd., FRN, 7.357%, 2012                       2,000,000                   1,979,954
Fifth Third Bancorp, 5.45%, 2017                                             714,000                     694,990
Fortis Capital Co., 6.25% to 2009, FRN to 2049                       EUR     155,000                     227,083
ICICI Bank Ltd., 6.625%, 2012 (z)                                      $      71,000                      71,556
Mizuho Capital Investment 1 Ltd., 6.686% to 2016,
FRN to 2049 (n)                                                            1,220,000                   1,156,048
Mizuho Financial Group, Inc., 5.79%, 2014 (n)                              1,633,000                   1,652,555
Resona Bank Ltd., 5.85% to 2016, FRN to 2049 (n)                             626,000                     579,943
Russian Standard Finance S.A., 8.625%, 2011 (n)                              769,000                     711,325
VTB Capital S.A., 6.609%, 2012 (z)                                           695,000                     689,625
Woori Bank, 6.125% to 2011, FRN to 2016 (n)                                1,510,000                   1,515,299
                                                                                                    ------------
                                                                                                    $ 13,372,805
----------------------------------------------------------------------------------------------------------------
Pollution Control - 0.1%
----------------------------------------------------------------------------------------------------------------
Veolia Environnement, 5.875%, 2008                                   EUR     250,000                $    365,002
----------------------------------------------------------------------------------------------------------------
Precious Metals & Minerals - 0.1%
----------------------------------------------------------------------------------------------------------------
Alrosa Finance S.A., 8.875%, 2014                                      $     716,000                $    787,729
----------------------------------------------------------------------------------------------------------------
Printing & Publishing - 1.2%
----------------------------------------------------------------------------------------------------------------
American Media Operations, Inc., 10.25%, 2009                          $     507,000                $    485,453
Bertelsmann U.S. Finance, Inc., 4.625%, 2010                         EUR     148,000                     213,596
Dex Media East LLC, 9.875%, 2009                                       $     145,000                     148,806
Dex Media West LLC, 9.875%, 2013                                             567,000                     604,564
Idearc, Inc., 8%, 2016                                                     2,435,000                   2,441,088
Nielsen Finance LLC, 10%, 2014                                               360,000                     378,900
R.H. Donnelley Corp., 8.875%, 2016                                         1,890,000                   1,890,000
Reed Elsevier Capital, Inc., 5.75%, 2008                             EUR     125,000                     182,344
                                                                                                    ------------
                                                                                                    $  6,344,751
----------------------------------------------------------------------------------------------------------------
Railroad & Shipping - 0.3%
----------------------------------------------------------------------------------------------------------------
TFM S.A. de C.V., 9.375%, 2012                                         $   1,424,000                $  1,509,440
----------------------------------------------------------------------------------------------------------------
Real Estate - 0.5%
----------------------------------------------------------------------------------------------------------------
HRPT Properties Trust, REIT, 6.25%, 2016                               $     663,000                $    651,134
Kimco Realty Corp., REIT, 5.783%, 2016                                       720,000                     709,586
Simon Property Group LP, REIT, 4.6%, 2010                                  1,375,000                   1,350,025
                                                                                                    ------------
                                                                                                    $  2,710,745
----------------------------------------------------------------------------------------------------------------
Restaurants - 0.3%
----------------------------------------------------------------------------------------------------------------
YUM! Brands, Inc., 8.875%, 2011                                        $   1,590,000                $  1,760,030
----------------------------------------------------------------------------------------------------------------
Retailers - 0.9%
----------------------------------------------------------------------------------------------------------------
Couche-Tard, Inc., 7.5%, 2013                                          $     905,000                $    916,313
Federated Retail Holdings, Inc., 5.35%, 2012                                 300,000                     292,478
Gap, Inc., 10.05%, 2008                                                    2,710,000                   2,839,945
Home Depot, Inc., 5.875%, 2036                                             1,000,000                     873,097
                                                                                                    ------------
                                                                                                    $  4,921,833
----------------------------------------------------------------------------------------------------------------
Specialty Stores - 0.1%
----------------------------------------------------------------------------------------------------------------
GSC Holdings Corp., 8%, 2012                                           $     440,000                $    459,250
LVMH Moet Hennessy Louis Vuitton S.A., 4.625%, 2011                  EUR     125,000                     179,703
Payless ShoeSource, Inc., 8.25%, 2013                                  $     100,000                      98,875
                                                                                                    ------------
                                                                                                    $    737,828
----------------------------------------------------------------------------------------------------------------
Supermarkets - 0.4%
----------------------------------------------------------------------------------------------------------------
Delhaize America, Inc., 9%, 2031                                       $     983,000                $  1,189,819
Stater Brothers Holdings, Inc., 7.75%, 2015                                  350,000                     349,125
SUPERVALU, Inc., 7.5%, 2014                                                  470,000                     482,925
                                                                                                    ------------
                                                                                                    $  2,021,869
----------------------------------------------------------------------------------------------------------------
Supranational - 0.1%
----------------------------------------------------------------------------------------------------------------
Central American Bank, 4.875%, 2012 (n)                                $     521,000                $    511,542
----------------------------------------------------------------------------------------------------------------
Telecommunications - Wireless - 1.3%
----------------------------------------------------------------------------------------------------------------
American Tower Corp., 7%, 2017 (z)                                     $     250,000                $    255,625
Centennial Communications Corp., 10.125%, 2013                               520,000                     552,500
Globo Comunicacoes e Participacoes S.A., 7.25%, 2022 (n)                     100,000                      99,000
MetroPCS Wireless, Inc., 9.25%, 2014 (n)                                     390,000                     387,075
Nextel Communications, Inc., 5.95%, 2014                                   1,305,000                   1,246,275
OJSC Vimpel-Communications, 8.25%, 2016                                    1,459,000                   1,510,065
Rogers Cable, Inc., 5.5%, 2014                                             1,975,000                   1,930,482
Rogers Wireless, Inc., 7.5%, 2015                                            980,000                   1,062,158
                                                                                                    ------------
                                                                                                    $  7,043,180
----------------------------------------------------------------------------------------------------------------
Telephone Services - 0.3%
----------------------------------------------------------------------------------------------------------------
Embarq Corp., 7.082%, 2016                                             $   1,760,000                $  1,839,434
----------------------------------------------------------------------------------------------------------------
Tobacco - 0.6%
----------------------------------------------------------------------------------------------------------------
Altria Group, Inc., 5.625%, 2008                                     EUR      75,000                $    109,149
Reynolds American, Inc., 6.75%, 2017                                   $   3,016,000                   3,155,490
                                                                                                    ------------
                                                                                                    $  3,264,639
----------------------------------------------------------------------------------------------------------------
Transportation - Services - 0.3%
----------------------------------------------------------------------------------------------------------------
Hertz Corp., 8.875%, 2014                                              $     685,000                $    705,550
Westinghouse Air Brake Technologies Corp., 6.875%, 2013                      795,000                     795,000
                                                                                                    ------------
                                                                                                    $  1,500,550
----------------------------------------------------------------------------------------------------------------
U.S. Government Agencies - 1.0%
----------------------------------------------------------------------------------------------------------------
Freddie Mac, 5.5%, 2017                                                $   5,200,000                $  5,415,036
----------------------------------------------------------------------------------------------------------------
U.S. Treasury Obligations - 4.4%
----------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 7.5%, 2016                                        $   2,075,000                $  2,536,682
U.S. Treasury Bonds, 5.375%, 2031                                          3,386,000                   3,668,521
U.S. Treasury Bonds, 4.5%, 2036 (f)                                       12,628,000                  12,122,880
U.S. Treasury Notes, 6.375%, 2027                                          4,000,000                   4,799,688
                                                                                                    ------------
                                                                                                    $ 23,127,771
----------------------------------------------------------------------------------------------------------------
Utilities - Electric Power - 5.0%
----------------------------------------------------------------------------------------------------------------
AES Corp., 9.375%, 2010                                                $   1,250,000                $  1,321,875
Allegheny Energy Supply Co. LLC, 8.25%, 2012 (n)                             805,000                     873,425
Beaver Valley Funding Corp., 9%, 2017                                      2,509,000                   2,823,779
Edison Mission Energy, 7%, 2017 (n)                                        1,385,000                   1,353,838
EDP Finance B.V., 6%, 2018 (z)                                             1,340,000                   1,335,902
EEB International Ltd., 8.75%, 2014 (z)                                      550,000                     567,875
Enersis S.A., 7.375%, 2014                                                 1,283,000                   1,362,851
Exelon Generation Co. LLC, 6.95%, 2011                                     2,506,000                   2,630,699
HQI Transelec Chile S.A., 7.875%, 2011                                       883,000                     941,341
Intergen N.V., 9%, 2017 (n)                                                  895,000                     946,463
ISA Capital do Brasil S.A., 7.875%, 2012 (n)                                 464,000                     475,600
ISA Capital do Brasil S.A., 8.8%, 2017 (n)                                   761,000                     791,440
Mirant Americas Generation LLC, 8.3%, 2011                                   200,000                     202,250
Mirant North American LLC, 7.375%, 2013                                    1,500,000                   1,520,625
NiSource Finance Corp., 7.875%, 2010                                       1,155,000                   1,236,111
NorthWestern Corp., 5.875%, 2014                                           1,695,000                   1,695,561
NRG Energy, Inc., 7.375%, 2016                                             1,870,000                   1,865,325
Reliant Energy, Inc., 7.875%, 2017                                           675,000                     680,906
RWE Finance B.V., 5.375%, 2008                                       EUR       6,000                       8,724
System Energy Resources, Inc., 5.129%, 2014 (n)                        $   2,133,558                   2,133,964
Waterford 3 Funding Corp., 8.09%, 2017                                     1,872,870                   1,893,266
                                                                                                    ------------
                                                                                                    $ 26,661,820
----------------------------------------------------------------------------------------------------------------
TOTAL BONDS (IDENTIFIED COST, $463,321,219)                                                         $467,414,168
----------------------------------------------------------------------------------------------------------------
Floating Rate Loans - 1.4% (g)(r)
----------------------------------------------------------------------------------------------------------------
Aerospace - 0.1%
----------------------------------------------------------------------------------------------------------------
Hawker Beechcraft Acquisition Co., Letter of Credit, 7.2%, 2014        $      15,262                $     14,882
Hawker Beechcraft Acquisition Co., Term Loan, 7.17%, 2014                    373,505                     364,400
                                                                                                    ------------
                                                                                                    $    379,282
----------------------------------------------------------------------------------------------------------------
Automotive - 0.2%
----------------------------------------------------------------------------------------------------------------
Ford Motor Co., Term Loan B, 8.7%, 2013                                $     927,374                $    891,568
Goodyear Tire & Rubber Co., Term Loan, 6.43%, 2014                           383,100                     371,726
                                                                                                    ------------
                                                                                                    $  1,263,294
----------------------------------------------------------------------------------------------------------------
Broadcasting - 0.1%
----------------------------------------------------------------------------------------------------------------
Gray Television, Inc., Term Loan, 6.73%, 2014                          $     289,535                $    278,557
Univision Communications, Inc., Term Loan B, 7.2%, 2014 (o)                  361,029                     341,669
                                                                                                    ------------
                                                                                                    $    620,226
----------------------------------------------------------------------------------------------------------------
Cable TV - 0.3%
----------------------------------------------------------------------------------------------------------------
Charter Communications Operating LLC, Term Loan, 6.99%, 2013           $     480,846                $    461,473
CSC Holdings, Inc., Incremental Term Loan, 6.88%, 2013                       497,277                     484,989
Mediacom Illinois LLC, Term Loan A, 6.69%, 2011                              448,333                     429,502
                                                                                                    ------------
                                                                                                    $  1,375,964
----------------------------------------------------------------------------------------------------------------
Chemicals - 0.1%
----------------------------------------------------------------------------------------------------------------
Celanese AG, Term Loan B, 6.98%, 2014                                  $     565,217                $    554,922
----------------------------------------------------------------------------------------------------------------
Food & Beverages - 0.1%
----------------------------------------------------------------------------------------------------------------
Dean Foods Co., Term Loan B, 6.7%, 2014                                $     441,901                $    427,539
----------------------------------------------------------------------------------------------------------------
Medical & Health Technology & Services - 0.3%
----------------------------------------------------------------------------------------------------------------
Advanced Medical Optics, Inc., Term Loan, 7.03%, 2014 (o)              $     243,239                $    233,509
Community Health Systems, Inc., Term Loan B, 7.75%, 2014                     311,162                     304,063
HCA, Inc., Term Loan B, 7.45%, 2013                                          865,500                     844,511
                                                                                                    ------------
                                                                                                    $  1,382,083
----------------------------------------------------------------------------------------------------------------
Natural Gas - Pipeline - 0.0%
----------------------------------------------------------------------------------------------------------------
Kinder Morgan, Inc., Term Loan, 6.3%, 2014                             $     154,213                $    150,242
----------------------------------------------------------------------------------------------------------------
Pollution Control - 0.1%
----------------------------------------------------------------------------------------------------------------
Allied Waste North America, Inc., Term Loan, 6.54%, 2012               $     349,705                $    343,016
Allied Waste North America, Inc., Term Loan A, Credit
Linked Deposit, 6.62%, 2012                                                  197,940                     194,154
                                                                                                    ------------
                                                                                                    $    537,170
----------------------------------------------------------------------------------------------------------------
Printing & Publishing - 0.1%
----------------------------------------------------------------------------------------------------------------
Idearc, Inc., Term Loan B, 7.2%, 2014                                  $     664,628                $    654,410
----------------------------------------------------------------------------------------------------------------
TOTAL FLOATING RATE LOANS (IDENTIFIED COST, $7,484,578)                                             $  7,345,132
----------------------------------------------------------------------------------------------------------------
Preferred Stocks - 0.0%
----------------------------------------------------------------------------------------------------------------
Real Estate - 0.0%
----------------------------------------------------------------------------------------------------------------
HRPT Properties Trust, "B", REIT, 8.75%
(Identified Cost, $81,366)                                                    22,950                $     74,375
----------------------------------------------------------------------------------------------------------------
Common Stocks - 0.0%
----------------------------------------------------------------------------------------------------------------
Printing & Publishing - 0.0%
----------------------------------------------------------------------------------------------------------------
Golden Books Family Entertainment, Inc. (a)
(Identified Cost, $0)                                                         19,975                $          0
----------------------------------------------------------------------------------------------------------------
Rights - 0.0%
----------------------------------------------------------------------------------------------------------------
Emerging Market Sovereign - 0.0%
----------------------------------------------------------------------------------------------------------------
Banco Central del Uruguay, Value Recovery Rights,
Expiring January 2021 (a) (Identified Cost, $0)                            1,250,000                $          0
----------------------------------------------------------------------------------------------------------------
Short-Term Obligations - 6.2% (y)
----------------------------------------------------------------------------------------------------------------
Abbey National North America LLC, 4.813%, due 11/01/07                 $  11,547,000                $ 11,547,000
Falcon Asset Securitization Co. LLC, 4.95%, due 11/01/07 (t)              21,194,000                  21,194,000
----------------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS, AT AMORTIZED COST AND VALUE                                           $ 32,741,000
----------------------------------------------------------------------------------------------------------------
Repurchase Agreements - 3.2%
----------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., 4.94%, dated 10/31/07, due 11/01/07,
total to be received $17,049,339 (secured by various U.S.
Treasury and Federal Agency obligations and Mortgage Backed
securities in a jointly traded account), at Cost                       $  17,047,000                $ 17,047,000
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $520,675,163) (k)                                               $524,621,675
----------------------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 0.7%                                                                  3,436,068
----------------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                                 $528,057,743
----------------------------------------------------------------------------------------------------------------

(a) Non-income producing security.
(f) All or a portion of the security has been segregated as collateral for an open futures contract.
(g) The rate shown represents a weighted average coupon rate on settled positions at period end.
(i) Interest only security for which the trust receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(k) As of October 31, 2007, the trust held securities fair valued in accordance with the policies adopted by the Board of Trustees, aggregating $458,269,939 and 87.35% of market value. An independent pricing service provided an evaluated bid for 86.29% of the market value.
(n) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $57,612,562, representing
    10.91% of net assets.
(o) All or a portion of this position has not settled. Upon settlement date, interest rates will be determined.
(p) Payment-in-kind security.
(r) Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.
    These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(t) Security exempt from registration with the U.S. Securities and Exchange Commission under Section 4(2) of the Securities Act of 1933.
(y) The rate shown represents an annualized yield at time of purchase.
(z) Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The trust holds the following restricted securities:

                                       ACQUISITION            ACQUISITION         CURRENT         TOTAL % OF
RESTRICTED SECURITIES                     DATE                   COST           MARKET VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------
American Tower Corp., 7%, 2017           9/24/07               $  250,000       $   255,625
Bayview Financial Revolving
Mortgage Loan Trust, FRN,
5.618%, 2040                             3/01/06                4,000,000         3,999,984
Covidien Ltd., 6%, 2017                 10/17/07                  419,693           425,661
Covidien Ltd., 6.55%, 2037              10/17/07                  248,900           254,689
DLJ Commercial Mortgage Corp.,
6.04%, 2031                              7/23/04                1,969,453         2,015,145
EDP Finance B.V., 6%, 2018         10/26/07 - 10/30/07          1,341,911         1,335,902
EEB International Ltd.,
8.75%, 2014                             10/24/07                  550,000           567,875
Falcon Franchise Loan LLC, FRN,
3.689%, 2025                             1/29/03                1,331,301           903,638
JPMorgan Chase Bank (Federative
Republic of Brazil, CLN),
10%, 2012                                7/10/06                   37,617            54,409
JPMorgan Chase Bank (Federative
Republic of Brazil, CLN),
10%, 2012                                9/05/06                   40,206            54,409
JPMorgan Chase Bank (Federative
Republic of Brazil, CLN),
10%, 2012                                8/11/06                   39,194            54,409
JPMorgan Chase Bank (Federative
Republic of Brazil, CLN),
10%, 2012                                9/21/06                   38,913            54,409
GMAC Commercial Mortgage
Securities, Inc., FRN, 6.02%, 2033      11/17/00                1,991,746         2,493,235
Icici Bank Ltd., 6.625%, 2012            9/26/07                   70,940            71,556
Momentive Performance
Materials, Inc., 9.75%, 2014       9/10/07 - 10/18/07             571,363           570,375
Pemex Project Funding Master
Trust, 5.75%, 2018                      10/17/07                  646,547           656,534
Prudential Securities Secured
Financing Corp., FRN,
7.268%, 2013                            12/06/04                2,865,414         2,633,567
Republic of Ghana, 8.5%, 2017            6/06/07                1,489,125           102,583
Royal Bank of Scotland Group
PLC, 6.99% to 2017, FRN to 2049          9/26/07                  430,000           434,600
Steel Dynamics, Inc.,
7.375%, 2012                            10/04/07                2,380,000         2,380,000
Unicredit Luxembourg Financial
S.A., 6%, 2017                          10/24/07                  989,267           977,664
VTB Capital S.A., 6.609%, 2012          10/25/07                  695,000           689,625
----------------------------------------------------------------------------------------------------------------
Total Restricted Securities                                                     $20,985,894           4.0%
                                                                              ==================================

UNFUNDED LOAN COMMITMENTS

As of October 31, 2007, the portfolio had the following unfunded loan commitments of $33,058, which could be extended at the option of the borrower:

                                                                             UNFUNDED          UNREALIZED
                                                                               LOAN           APPRECIATION
BORROWER                                                                    COMMITMENT       (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------
Community Health Systems, Inc., Delayed Draw Term Loan, 2014                  $20,522            $(468)
Univision Communications, Inc., Delayed Draw Term Loan, 2014                   12,536              209
----------------------------------------------------------------------------------------------------------------
                                                                              $33,058            $(259)
                                                                            =====================================

At October 31, 2007 the trust had sufficient cash and/or liquid securities to cover any commitments under these contracts.

DERIVATIVE CONTRACTS AT 10/31/07

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AT 10/31/07

                                                                                                        NET
                                                                     IN                              UNREALIZED
                            CONTRACTS TO        SETTLEMENT        EXCHANGE         CONTRACTS        APPRECIATION
    CURRENCY      TYPE    DELIVER/RECEIVE       DATE RANGE           FOR           AT VALUE        (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------
APPRECIATION
----------------------------------------------------------------------------------------------------------------
      AUD         BUY          2,906,541         11/19/07         $  2,604,917     $  2,711,092      $   106,175
      BRL         BUY          2,862,400    11/01/07 - 11/30/07      1,610,557        1,645,243           34,686
      CHF         BUY          1,462,995         12/03/07            1,258,609        1,267,996            9,387
      CNY         BUY         41,418,000         11/27/07            5,566,935        5,583,446           16,511
      EUR         BUY          3,918,524    11/19/07 - 12/19/07      5,509,646        5,686,089          176,443
      JPY         SELL     2,160,180,974         11/13/07           18,839,883       18,762,415           77,468
      MXN         BUY         14,529,821         12/18/07            1,301,605        1,355,566           53,961
      PLN         BUY          3,693,308         11/30/07            1,382,174        1,478,269           96,095
      SEK         BUY          8,693,338         11/13/07            1,284,799        1,369,538           84,739
      SGD         BUY          2,103,240         11/23/07            1,439,590        1,456,410           16,820
                                                                                                     -----------
                                                                                                     $   672,285
                                                                                                     ===========
DEPRECIATION
----------------------------------------------------------------------------------------------------------------

      BRL         SELL         1,431,200         11/01/07           $  813,182       $  824,130       $  (10,948)
      CAD         SELL         3,463,405         11/13/07            3,422,708        3,661,256         (238,548)
      DKK         SELL         4,128,887         12/10/07              783,991          803,816          (19,825)
      EUR         SELL        35,227,224    11/19/07 - 12/19/07     48,898,749       51,104,776       (2,206,027)
      GBP         SELL         2,880,739         12/19/07            5,777,108        5,986,797         (209,689)
      MXN         SELL        14,529,820         12/18/07            1,321,800        1,355,566          (33,766)
      NZD         SELL         1,754,355         11/19/07            1,316,854        1,353,303          (36,449)
      PLN         SELL         3,693,307         11/30/07            1,453,909        1,478,269          (24,360)
      SEK         SELL         2,661,521         11/13/07              408,923          419,293          (10,370)
                                                                                                     -----------
                                                                                                     $(2,789,982)
                                                                                                     ===========

FUTURES CONTRACTS OUTSTANDING AT 10/31/07
                                                                                                    UNREALIZED
                                                                                  EXPIRATION       APPRECIATION
DESCRIPTION                                 CONTRACTS           VALUE                DATE         (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond (Long)                      50            $ 5,629,688            Dec-07           $ 55,329
U.S. Treasury Note 10 yr (Long)                91             10,011,422            Dec-07            135,470
----------------------------------------------------------------------------------------------------------------
                                                                                                     $190,799
                                                                                                     ========

SWAP AGREEMENTS AT 10/31/07

                                                                                                     UNREALIZED
                      NOTIONAL                             CASH FLOWS            CASH FLOWS         APPRECIATION
EXPIRATION             AMOUNT         COUNTERPARTY         TO RECEIVE              TO PAY          (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------

CREDIT DEFAULT SWAPS
3/20/17           USD   1,370,000  JPMorgan Chase              (1)            0.38% (fixed rate)      $(3,619)
3/20/17           USD   1,250,000  Merrill Lynch               (2)            0.81% (fixed rate)      (28,305)
3/20/17           USD   1,040,000  Goldman Sachs               (3)            0.40% (fixed rate)       (4,240)
9/20/12           USD   1,500,000  JPMorgan Chase       0.33% (fixed rate)           (4)                 4,252
6/20/09           USD     300,000  JPMorgan Chase       4.10% (fixed rate)           (5)              (12,898)
6/20/17           USD   1,150,000  Merrill Lynch               (6)            0.91% (fixed rate)       (3,017)
                                                                                                     --------
                                                                                                     $(47,827)
                                                                                                     ========

(1) Fund to receive notional amount upon a defined credit event by PPG Industries, Inc., 7.05%, 8/15/09.
(2) Fund to receive notional amount upon a defined credit event by Waste Management, Inc., 7.38%, 8/01/10.
(3) Fund to receive notional amount upon a defined credit event by Dover Corp., 6.25%, 6/01/08.
(4) Fund to pay notional amount upon a defined credit event by FNMA, 5.8%, 6/9/33.
(5) Fund to pay notional amount upon a defined credit event by Abitibi Consolidated, 8.375%, 4/1/15.
(6) Fund to receive notional amount upon a defined credit event by New York Times Co., 4.61%, 9/26/12.

At October 31, 2007, the trust had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

The following abbreviations are used in this report and are defined:

CDO       Collateralized Debt Obligation
CLN       Credit-Linked Note
FRN       Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
REIT      Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S.
dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD       Australian Dollar
BRL       Brazilian Real
CAD       Canadian Dollar
CHF       Swiss Franc
CNY       Chinese Yuan Renminbi
DKK       Danish Krone
EUR       Euro
GBP       British Pound
JPY       Japanese Yen
MXN       Mexican Peso
NZD       New Zealand Dollar
PLN       Polish Zloty
SEK       Swedish Krona
SGD       Singapore Dollar
UYU       Uruguayan Peso

SEE NOTES TO FINANCIAL STATEMENTS


Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
At 10/31/07

This statement represents your trust's balance sheet, which details the assets and liabilities comprising the total value of the trust.


ASSETS
---------------------------------------------------------------------------------------------------------
Investments, at value (identified cost, $520,675,163)                 $524,621,675
Cash                                                                       797,155
Foreign currency, at value (identified cost, $211,428)                     211,428
Receivable for forward foreign currency exchange contracts                 672,285
Receivable for investments sold                                            619,141
Interest and dividends receivable                                        7,195,480
Unrealized appreciation on credit default swaps                              4,252
Other assets                                                                96,295
---------------------------------------------------------------------------------------------------------
Total assets                                                                                 $534,217,711
---------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------
Distributions payable                                                     $178,740
Payable for forward foreign currency exchange contracts                  2,789,982
Payable for daily variation margin on open futures contracts               108,297
Payable for investments purchased                                        2,413,350
Unrealized depreciation on credit default swaps                             52,079
Unrealized depreciation on unfunded loan commitments                           259
Payable to affiliates
  Management fee                                                            20,094
  Transfer agent and dividend disbursing costs                              27,275
  Administrative services fee                                                  503
Payable for independent trustees' compensation                             365,986
Accrued expenses and other liabilities                                     203,403
---------------------------------------------------------------------------------------------------------
Total liabilities                                                                              $6,159,968
---------------------------------------------------------------------------------------------------------
Net assets                                                                                   $528,057,743
---------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF
---------------------------------------------------------------------------------------------------------
Paid-in capital                                                       $607,349,706
Unrealized appreciation (depreciation) on investments and
translation of assets and liabilities in foreign currencies              2,032,982
Accumulated net realized gain (loss) on investments and
foreign currency transactions                                          (80,574,977)
Accumulated distributions in excess of net investment income              (749,968)
---------------------------------------------------------------------------------------------------------
Net assets                                                                                   $528,057,743
---------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding (90,140,454
issued, less 11,063,002 treasury shares)                                                       79,077,452
---------------------------------------------------------------------------------------------------------
Net asset value per share (net assets of $528,057,743 / 79,077,452
shares of beneficial interest outstanding)                                                          $6.68
---------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF OPERATIONS
Year ended 10/31/07

This statement describes how much your trust earned in investment income and accrued in expenses.
It also describes any gains and/or losses generated by trust operations.


NET INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------
Income
  Interest                                                         $32,412,883
  Dividends                                                             11,157
  Foreign taxes withheld                                                  (625)
-----------------------------------------------------------------------------------------------------
Total investment income                                                                   $32,423,415
-----------------------------------------------------------------------------------------------------
Expenses
  Management fee                                                    $3,633,062
  Transfer agent and dividend disbursing costs                         196,207
  Administrative services fee                                           99,086
  Independent trustees' compensation                                    89,045
  Custodian fee                                                        156,710
  Shareholder communications                                            95,248
  Auditing fees                                                         47,993
  Legal fees                                                            11,023
  Miscellaneous                                                        116,087
-----------------------------------------------------------------------------------------------------
Total expenses                                                                             $4,444,461
-----------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                 (24,415)
  Reduction of expenses by investment adviser                           (2,610)
-----------------------------------------------------------------------------------------------------
Net expenses                                                                               $4,417,436
-----------------------------------------------------------------------------------------------------
Net investment income                                                                     $28,005,979
-----------------------------------------------------------------------------------------------------

Statement of Operations - continued


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------
Realized gain (loss) (identified cost basis)
  Investment transactions                                           $2,214,483
  Futures contracts                                                    325,262
  Swap transactions                                                    131,392
  Foreign currency transactions                                     (4,015,532)
-----------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                                                     $(1,344,395)
-----------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  Investments                                                      $(2,174,684)
  Futures contracts                                                   (200,788)
  Swap transactions                                                    (47,827)
  Translation of assets and liabilities in foreign
    currencies                                                      (1,016,125)
  Unfunded loan commitments                                               (259)
-----------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments
and foreign currency translation                                                          $(3,439,683)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and
foreign currency                                                                          $(4,784,078)
-----------------------------------------------------------------------------------------------------
Change in net assets from operations                                                      $23,221,901
-----------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                                           YEARS ENDED 10/31
                                                                 --------------------------------------
                                                                         2007                      2006

CHANGE IN NET ASSETS

FROM OPERATIONS
-------------------------------------------------------------------------------------------------------
Net investment income                                             $28,005,979               $26,286,395
Net realized gain (loss) on investments and foreign
currency transactions                                              (1,344,395)               (3,395,601)
Net unrealized gain (loss) on investments and foreign
currency translation                                               (3,439,683)                6,054,449
-------------------------------------------------------------------------------------------------------
Change in net assets from operations                              $23,221,901               $28,945,243
-------------------------------------------------------------------------------------------------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------
From net investment income                                       $(28,309,676)             $(29,991,840)
-------------------------------------------------------------------------------------------------------
Change in net assets from trust share transactions                        $--              $(11,453,243)
-------------------------------------------------------------------------------------------------------
Total change in net assets                                        $(5,087,775)             $(12,499,840)
-------------------------------------------------------------------------------------------------------

NET ASSETS
-------------------------------------------------------------------------------------------------------
At beginning of period                                            533,145,518               545,645,358
At end of period (including accumulated distributions
in excess of net investment income of $749,968 and
$743,698, respectively)                                          $528,057,743              $533,145,518
-------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the trust's financial performance for the past 5 years.
Certain information reflects financial results for a single trust share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the trust share class (assuming reinvestment of all distributions) held for the entire period.

                                                                            YEARS ENDED 10/31
                                                -----------------------------------------------------------------------------
                                                    2007              2006             2005             2004             2003
Net asset value, beginning of period               $6.74             $6.74            $6.94            $6.76            $6.32
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                        $0.35             $0.33            $0.34            $0.38            $0.38
  Net realized and unrealized gain (loss)
  on investments and foreign currency              (0.05)             0.03            (0.16)            0.17             0.46
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   $0.30             $0.36            $0.18            $0.55            $0.84
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------
  From net investment income                      $(0.36)           $(0.38)          $(0.39)          $(0.39)          $(0.40)
-----------------------------------------------------------------------------------------------------------------------------
Net increase from repurchase of
capital shares                                       $--             $0.02            $0.01            $0.02            $0.00(w)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $6.68             $6.74            $6.74            $6.94            $6.76
-----------------------------------------------------------------------------------------------------------------------------
Per share market value, end of period              $5.84             $6.00            $6.15            $6.30            $6.41
-----------------------------------------------------------------------------------------------------------------------------
Total return at market value (%)                    3.30              3.82             3.78             4.62            20.11
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)              0.84              0.88             0.93             0.94             0.94
Expenses after expense reductions (f)               0.84              0.88             0.93             0.94              N/A
Net investment income                               5.29              4.93             4.97             5.51             5.76
Portfolio turnover                                    61                70               67               59              126
Net assets at end of period (000 Omitted)       $528,058          $533,146         $545,645         $569,091         $563,760
-----------------------------------------------------------------------------------------------------------------------------

(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(w) Per share amount was less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

MFS Multimarket Income Trust (the trust or fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The trust can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

INVESTMENT VALUATIONS - Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as reported by an independent pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as reported by an independent pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker-dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from an independent source. Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by an independent pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Swaps are generally valued at an evaluated bid as reported by an independent pricing service. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the trust's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the trust's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the trust's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the trust's net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the trust's net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the "Statement") was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the trust, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the trust's financial statements.

REPURCHASE AGREEMENTS - The trust may enter into repurchase agreements with institutions that the trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the trust to obtain those securities in the event of a default under the repurchase agreement. The trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the trust under each such repurchase agreement. The trust and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

DERIVATIVE RISK - The trust may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the trust uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative's original cost. Derivative instruments include purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements.

PURCHASED OPTIONS - The trust may purchase call or put options for a premium. Purchasing call options may be a hedge against an anticipated increase in the dollar cost of securities to be acquired or to increase the trust's exposure to the underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities. The premium paid is included as an investment in the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option. Premiums paid for purchased options which have expired are treated as realized losses on investments in the Statement of Operations. Premiums paid for purchased options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying security or financial instrument to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

FUTURES CONTRACTS - The trust may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the trust is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the trust each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the trust. Upon entering into such contracts, the trust bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the trust may not achieve the anticipated benefits of the futures contracts and may realize a loss.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the contract. The trust may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The trust may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the trust may enter into contracts with the intent of changing the relative exposure of the trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

SWAP AGREEMENTS - The trust may enter into swap agreements. A swap is an exchange of cash payments between the trust and another party. Net cash payments are exchanged at specified intervals and are recorded as a realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily and the change in value, including accruals of periodic amounts of interest to be paid or received, is recorded as unrealized appreciation or depreciation in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the trust's custodian in connection with these agreements. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include the possible lack of a liquid market, failure of the counterparty to perform under the terms of the agreements, and unfavorable market movement of the underlying instrument. All swap agreements entered into by the trust with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

The trust holds credit default swaps in which one party makes a stream of payments based on a fixed percentage applied to the notional amount to another party in exchange for the right to receive a specified return in the event of a default by a third party, such as a corporate issuer or foreign issuer, on its obligation. The trust may enter into credit default swaps to limit or to reduce its risk exposure to defaults of corporate and sovereign issuers or to create direct or synthetic short or long exposure to corporate debt securities or certain sovereign debt securities to which it is not otherwise exposed.

HYBRID INSTRUMENTS - The trust may invest in indexed or hybrid securities on which any combination of interest payments, the principal or stated amount payable at maturity is determined by reference to prices of other securities, currencies, indexes, economic factors or other measures, including interest rates, currency exchange rates, or securities indices. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying assets or economic indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or economic indicator may not move in the same direction or at the same time.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS - The trust may invest in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the trust to supply additional cash to the borrower on demand. At October 31, 2007, the portfolio had unfunded loan commitments of $33,058, which could be extended at the option of the borrower and which are covered by sufficient cash and/or liquid securities held by the trust. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

INDEMNIFICATIONS - Under the trust's organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the trust. Additionally, in the normal course of business, the trust enters into agreements with service providers that may contain indemnification clauses. The trust's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the trust that have not yet occurred.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. The trust earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. These fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The trust may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the trust or in unrealized gain/loss if the security is still held by the trust. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

FEES PAID INDIRECTLY - The trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the trust. This amount, for the year ended October 31, 2007, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The trust intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements. Foreign taxes, if any, have been accrued by the trust in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, straddle loss deferrals, foreign currency transactions and derivative transactions.

The tax character of distributions declared to shareholders is as follows:

                                          10/31/07      10/31/06

          Ordinary income (including any
          short-term capital gains)      $28,309,676   $29,991,840

The federal tax cost and the tax basis components of distributable earnings were as follows:

          AS OF 10/31/07

          Cost of investments                         $523,325,875
          --------------------------------------------------------
          Gross appreciation                            $2,449,177
          Gross depreciation                            (1,153,377)
          --------------------------------------------------------
          Net unrealized appreciation (depreciation)    $1,295,800
          Undistributed ordinary income                  2,737,421
          Capital loss carryforwards                   (77,703,309)
          Other temporary differences                   (5,621,875)

As of October 31, 2007, the trust had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

              10/31/08                             $(6,883,833)
              10/31/09                             (22,359,865)
              10/31/10                             (38,291,079)
              10/31/14                              (7,878,924)
              10/31/15                              (2,289,608)
              -------------------------------------------------
                                                  $(77,703,309)

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation") was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of the Interpretation for regulated investment companies for an additional six months. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has evaluated the application of the Interpretation to the trust, and has determined that there is no impact resulting from the adoption of this Interpretation on the trust's financial statements.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The trust has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the trust. The management fee is computed daily and paid monthly at an annual rate of 0.34% of the trust's average daily net assets and 5.40% of gross income. Gross income is calculated based on tax elections that generally include the accretion of discount and exclude the amortization of premium, which may differ from investment income reported in the Statement of Operations. The management fee, from net assets and gross income, incurred for the year ended October 31, 2007 was equivalent to an annual effective rate of 0.69% of the trust's average daily net assets.

TRANSFER AGENT - Prior to December 18, 2006, MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, received a fee from the trust for its services as registrar and dividend-disbursing agent. Pursuant to a written agreement, the trust paid MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment. Effective December 18, 2006, the trust has engaged Computershare Trust Company, N.A. ("Computershare") as the sole transfer agent for the trust. MFSC will continue to monitor and supervise the activities of Computershare for an agreed upon fee approved by the Board of Trustees. For the year ended October 31, 2007, these fees paid to MFSC amounted to $74,213. MFSC also receives payment from the trust for out-of-pocket expenses paid by MFSC on behalf of the trust. For the year ended October 31, 2007, these costs amounted to $11,854.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the trust. Under an administrative services agreement, the trust partially reimburses MFS the costs incurred to provide these services. The trust is charged a fixed amount plus a fee based on average daily net assets. The trust's annual fixed amount is $17,500. The administrative services fee incurred for the year ended October 31, 2007 was equivalent to an annual effective rate of 0.0187% of the trust's average daily net assets.

TRUSTEES' AND OFFICERS' COMPENSATION - The trust pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The trust does not pay compensation directly to trustees or to officers of the trust who are also officers of the investment adviser, all of whom receive remuneration for their services to the trust from MFS. Certain officers and trustees of the trust are officers or directors of MFS and MFSC.

The trust has an unfunded, defined benefit plan for certain retired independent trustees which resulted in a pension expense of $8,165. The trust also has an unfunded retirement benefit deferral plan for certain independent trustees which resulted in an expense of $7,625. Both amounts are included in independent trustees' compensation for the year ended October 31, 2007. The liability for deferred retirement benefits payable to certain independent trustees under both plans amounted to $278,596 at October 31, 2007, and is included in payable for independent trustees' compensation.

DEFERRED TRUSTEE COMPENSATION - Under a Deferred Compensation Plan (the Plan) independent trustees previously were allowed to elect to defer receipt of all or a portion of their annual compensation. Trustees are no longer allowed to defer compensation under the Plan. Amounts previously deferred are treated as though equivalent dollar amounts had been invested in shares of certain MFS funds selected by the trustee. Deferred amounts represent an unsecured obligation of the trust until distributed in accordance with the Plan. Included in other assets and payable for independent trustees' compensation is $77,969 of deferred trustees' compensation.

OTHER - This trust and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended October 31, 2007, the fee paid to Tarantino LLC was $3,362. MFS has agreed to reimburse the trust for a portion of the payments made by the funds to Tarantino LLC in the amount of $2,610, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     PURCHASES        SALES

U.S. government securities                          $39,247,309     $58,976,935
-------------------------------------------------------------------------------
Investments (non-U.S. government securities)       $257,759,302    $268,830,595
-------------------------------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized the repurchase by the trust of up to 10% annually of its own shares of beneficial interest. During the year ended October 31, 2007, the trust did not repurchase any shares. The trust repurchased 1,918,600 shares of beneficial interest during the year ended October 31, 2006 at an average price per share of $5.97 and a weighted average discount of 10.48% per share. Transactions in trust shares were as follows:

                                   YEAR ENDED               YEAR ENDED
                                    10/31/07                10/31/06
                              SHARES     AMOUNT       SHARES         AMOUNT
Treasury shares reacquired        --          --    (1,918,600)   $(11,453,243)

(6) LINE OF CREDIT

The trust and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the trust and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended October 31, 2007, the trust's commitment fee and interest expense were $2,703 and $1,756, respectively, and are included in miscellaneous expense on the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of MFS Multimarket Income Trust:

We have audited the accompanying statement of assets and liabilities of MFS Multimarket Income Trust (the Fund), including the portfolio of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the Fund's custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Multimarket Income Trust at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                   ERNST & YOUNG LLP

Boston, Massachusetts
December 14, 2007

RESULTS OF SHAREHOLDER MEETING
10/31/07  (unaudited)

At the annual meeting of shareholders of MFS Multimarket Income Trust, which was held on October 4, 2007, the following actions were taken:

ITEM 1. To elect the following individuals as Trustees:

                                                 NUMBER OF SHARES
                                                 ----------------
          NOMINEE                      AFFIRMATIVE          WITHHOLD AUTHORITY
          -------                      -----------          ------------------
          Robert J. Manning            67,174,917                5,147,719
          Lawrence Cohn, M.D.          67,182,655                5,139,982
          Lawrence Perera              67,219,179                5,103,457
          Laurie Thomsen               67,240,745                5,081,891

TRUSTEES AND OFFICERS --
IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of December 1, 2007, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts
02116.

                                                                              PRINCIPAL OCCUPATIONS
                                                                                      DURING
                                    POSITION(s) HELD     TRUSTEE/OFFICER      THE PAST FIVE YEARS &
NAME, DATE OF BIRTH                    WITH FUND             SINCE(h)         OTHER DIRECTORSHIPS(j)
-------------------                 ----------------     ---------------    ------------------------

INTERESTED TRUSTEES
Robert J. Manning(k)              Trustee               February 2004       Massachusetts Financial
(born 10/20/63)                                                             Services Company, Chief
                                                                            Executive Officer,
                                                                            President, Chief
                                                                            Investment Officer and
                                                                            Director

Robert C. Pozen(k)                Trustee               February 2004       Massachusetts Financial
(born 8/08/46)                                                              Services Company, Chairman
                                                                            (since February 2004); MIT
                                                                            Sloan School (education),
                                                                            Senior Lecturer (since
                                                                            2006); Secretary of
                                                                            Economic Affairs, The
                                                                            Commonwealth of
                                                                            Massachusetts (January
                                                                            2002 to December 2002);
                                                                            Fidelity Investments, Vice
                                                                            Chairman (June 2000 to
                                                                            December 2001); Fidelity
                                                                            Management & Research
                                                                            Company (investment
                                                                            adviser), President (March
                                                                            1997 to July 2001); Bell
                                                                            Canada Enterprises
                                                                            (telecommunications),
                                                                            Director; Medtronic, Inc.
                                                                            (medical technology),
                                                                            Director; Telesat
                                                                            (satellite
                                                                            communications), Director

INDEPENDENT TRUSTEES
J. Atwood Ives                    Trustee and Chair of  February 1992       Private investor; Eastern
(born 5/01/36)                    Trustees                                  Enterprises (diversified
                                                                            services company),
                                                                            Chairman, Trustee and
                                                                            Chief Executive Officer
                                                                            (until November 2000)

Robert E. Butler(n)               Trustee               January 2006        Consultant - regulatory
(born 11/29/41)                                                             and compliance matters
                                                                            (since July 2002);
                                                                            PricewaterhouseCoopers LLP
                                                                            (professional services
                                                                            firm), Partner (until
                                                                            2002)

Lawrence H. Cohn, M.D.            Trustee               August 1993         Brigham and Women's
(born 3/11/37)                                                              Hospital, Chief of Cardiac
                                                                            Surgery (2005); Harvard
                                                                            Medical School, Professor
                                                                            of Cardiac Surgery;
                                                                            Physician Director of
                                                                            Medical Device Technology
                                                                            for Partners HealthCare

David H. Gunning                  Trustee               January 2004        Retired; Cleveland-Cliffs
(born 5/30/42)                                                              Inc. (mining products and
                                                                            service provider), Vice
                                                                            Chairman/Director (until
                                                                            May 2007); Portman Limited
                                                                            (mining), Director (since
                                                                            2005); Encinitos Ventures
                                                                            (private investment
                                                                            company), Principal (1997
                                                                            to April 2001); Lincoln
                                                                            Electric Holdings, Inc.
                                                                            (welding equipment
                                                                            manufacturer), Director

William R. Gutow                  Trustee               December 1993       Private investor and real
(born 9/27/41)                                                              estate consultant; Capitol
                                                                            Entertainment Management
                                                                            Company (video franchise),
                                                                            Vice Chairman; Atlantic
                                                                            Coast Tan (tanning
                                                                            salons), Vice Chairman
                                                                            (since 2002)

Michael Hegarty                   Trustee               December 2004       Retired; AXA Financial
(born 12/21/44)                                                             (financial services and
                                                                            insurance), Vice Chairman
                                                                            and Chief Operating
                                                                            Officer (until May 2001);
                                                                            The Equitable Life
                                                                            Assurance Society
                                                                            (insurance), President and
                                                                            Chief
                                                                            Operating Officer (until
                                                                            May 2001)

Lawrence T. Perera                Trustee               July 1981           Hemenway & Barnes
(born 6/23/35)                                                              (attorneys), Partner

J. Dale Sherratt                  Trustee               August 1993         Insight Resources, Inc.
(born 9/23/38)                                                              (acquisition planning
                                                                            specialists), President;
                                                                            Wellfleet Investments
                                                                            (investor in health care
                                                                            companies), Managing
                                                                            General Partner (since
                                                                            1993); Cambridge
                                                                            Nutraceuticals
                                                                            (professional nutritional
                                                                            products), Chief Executive
                                                                            Officer (until May 2001)

Laurie J. Thomsen                 Trustee               March 2005          New Profit, Inc. (venture
(born 8/05/57)                                                              philanthropy), Partner
                                                                            (since 2006); Private
                                                                            investor; Prism Venture
                                                                            Partners (venture
                                                                            capital), Co-founder and
                                                                            General Partner (until
                                                                            June 2004); The Travelers
                                                                            Companies (commercial
                                                                            property liability
                                                                            insurance), Director

Robert W. Uek                     Trustee               January 2006        Retired (since 1999);
(born 5/18/41)                                                              PricewaterhouseCoopers LLP
                                                                            (professional services
                                                                            firm), Partner (until
                                                                            1999); Consultant to
                                                                            investment company
                                                                            industry (since 2000); TT
                                                                            International Funds
                                                                            (mutual fund complex),
                                                                            Trustee (2000 until 2005);
                                                                            Hillview Investment Trust
                                                                            II Funds (mutual fund
                                                                            complex), Trustee (2000
                                                                            until 2005)

OFFICERS
Maria F. Dwyer(k)                 President             November 2005       Massachusetts Financial
(born 12/01/58)                                                             Services Company,
                                                                            Executive Vice President
                                                                            and Chief Regulatory
                                                                            Officer (since March 2004)
                                                                            Chief Compliance Officer
                                                                            (since December 2006);
                                                                            Fidelity Management &
                                                                            Research Company, Vice
                                                                            President (prior to March
                                                                            2004); Fidelity Group of
                                                                            Funds, President and
                                                                            Treasurer (prior to March
                                                                            2004)

Tracy Atkinson(k)                 Treasurer             September 2005      Massachusetts Financial
(born 12/30/64)                                                             Services Company, Senior
                                                                            Vice President (since
                                                                            September 2004);
                                                                            PricewaterhouseCoopers
                                                                            LLP, Partner (prior to
                                                                            September 2004)

Christopher R. Bohane(k)          Assistant Secretary   July 2005           Massachusetts Financial
(born 1/18/74)                    and Assistant Clerk                       Services Company, Vice
                                                                            President and Senior
                                                                            Counsel (since April
                                                                            2003); Kirkpatrick &
                                                                            Lockhart LLP (law firm),
                                                                            Associate (prior to April
                                                                            2003)

Ethan D. Corey(k)                 Assistant Secretary   July 2005           Massachusetts Financial
(born 11/21/63)                   and Assistant Clerk                       Services Company, Special
                                                                            Counsel (since December
                                                                            2004); Dechert LLP (law
                                                                            firm), Counsel (prior to
                                                                            December 2004)

David L. DiLorenzo(k)             Assistant Treasurer   July 2005           Massachusetts Financial
(born 8/10/68)                                                              Services Company, Vice
                                                                            President (since June
                                                                            2005); JP Morgan Investor
                                                                            Services, Vice President
                                                                            (prior to June 2005)

Timothy M. Fagan(k)               Assistant Secretary   September 2005      Massachusetts Financial
(born 7/10/68)                    and Assistant Clerk                       Services Company, Vice
                                                                            President and Senior
                                                                            Counsel (since September
                                                                            2005); John Hancock
                                                                            Advisers, LLC, Vice
                                                                            President and Chief
                                                                            Compliance Officer
                                                                            (September 2004 to August
                                                                            2005), Senior Attorney
                                                                            (prior to September 2004);
                                                                            John Hancock Group of
                                                                            Funds, Vice President and
                                                                            Chief Compliance Officer
                                                                            (September 2004 to
                                                                            December 2004)

Mark D. Fischer(k)                Assistant Treasurer   July 2005           Massachusetts Financial
(born 10/27/70)                                                             Services Company, Vice
                                                                            President (since May
                                                                            2005); JP Morgan
                                                                            Investment
                                                                            Management Company, Vice
                                                                            President (prior to May
                                                                            2005)

Brian E. Langenfeld(k)            Assistant Secretary   June 2006           Massachusetts Financial
(born 3/07/73)                    and Assistant Clerk                       Services Company,
                                                                            Assistant Vice President
                                                                            and Counsel (since May
                                                                            2006); John Hancock
                                                                            Advisers, LLC, Assistant
                                                                            Vice President and Counsel
                                                                            (May 2005 to April 2006);
                                                                            John Hancock Advisers,
                                                                            LLC, Attorney and
                                                                            Assistant Secretary (prior
                                                                            to May 2005)

Ellen Moynihan(k)                 Assistant Treasurer   April 1997          Massachusetts Financial
(born 11/13/57)                                                             Services Company, Senior
                                                                            Vice President

Susan S. Newton(k)                Assistant Secretary   May 2005            Massachusetts Financial
(born 3/07/50)                    and Assistant Clerk                       Services Company, Senior
                                                                            Vice President and
                                                                            Associate General Counsel
                                                                            (since April 2005); John
                                                                            Hancock Advisers, LLC,
                                                                            Senior Vice President,
                                                                            Secretary and Chief Legal
                                                                            Officer (prior to April
                                                                            2005); John Hancock Group
                                                                            of Funds, Senior Vice
                                                                            President, Secretary and
                                                                            Chief Legal Officer (prior
                                                                            to April 2005)

Susan A. Pereira(k)               Assistant Secretary   July 2005           Massachusetts Financial
(born 11/05/70)                   and Assistant Clerk                       Services Company, Vice
                                                                            President and Senior
                                                                            Counsel (since June 2004);
                                                                            Bingham McCutchen LLP (law
                                                                            firm), Associate (prior to
                                                                            June 2004)

Mark N. Polebaum(k)               Secretary and Clerk   January 2006        Massachusetts Financial
(born 5/01/52)                                                              Services Company,
                                                                            Executive Vice President,
                                                                            General Counsel and
                                                                            Secretary (since January
                                                                            2006); Wilmer Cutler
                                                                            Pickering Hale and Dorr
                                                                            LLP (law firm), Partner
                                                                            (prior to January 2006)

Frank L. Tarantino                Independent Chief     June 2004           Tarantino LLC (provider of
(born 3/07/44)                    Compliance Officer                        compliance services),
                                                                            Principal (since June
                                                                            2004); CRA Business
                                                                            Strategies Group
                                                                            (consulting services),
                                                                            Executive Vice President
                                                                            (April 2003 to June 2004);
                                                                            David L. Babson & Co.
                                                                            (investment adviser),
                                                                            Managing Director, Chief
                                                                            Administrative Officer and
                                                                            Director (prior to March
                                                                            2003)

James O. Yost(k)                  Assistant Treasurer   September 1990      Massachusetts Financial
(born 6/12/60)                                                              Services Company, Senior
                                                                            Vice President
------------
(h) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j) Directorships or trusteeships of companies required to report to the Securities and Exchange
    Commission (i.e., "public companies").
(k) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940
    (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street,
    Boston, Massachusetts 02116.
(n) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr.
    Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005,
    MFS paid Mr. Butler a total of $351,119.29.

The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The Board of Trustees is currently divided into three classes, each having a term of three years.

Each year the term of one class expires. Each Trustee's term of office expires on the date of the third annual meeting following the election to office of the Trustee's class. Each Trustee and officer will serve until next elected or his or her earlier death, resignation, retirement or removal.

Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2007, the Trustees served as board members of 97 funds within the MFS Family of Funds.

The Statement of Additional Information for the Trust and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

On October 22, 2007, Maria F. Dwyer, as Chief Executive Officer of the Trust, certified to the New
York Stock Exchange that as of the date of her certification she was not aware of any violation by the Trust of the corporate governance listing standards of the New York Stock Exchange.

The Trust filed with the Securities and Exchange Commission the certifications of its principal executive officer and principal financial officer under Section 302 of the Sarbanes-Oxley Act of
2003 as an exhibit to the Trust's Form N-CSR for the period covered by this report.

---------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                           CUSTODIAN
Massachusetts Financial Services Company                     State Street Bank and Trust Company
500 Boylston Street, Boston, MA                              225 Franklin Street, Boston, MA 02110
02116-3741
                                                             INDEPENDENT REGISTERED PUBLIC
PORTFOLIO MANAGERS                                           ACCOUNTING FIRM
John Addeo                                                   Ernst & Young LLP
James Calmas                                                 200 Clarendon Street, Boston, MA 02116
David Cole
Richard Hawkins
Matthew Ryan

BOARD REVIEW OF INVESTMENT
ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Fund's investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2007 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Fund's investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc. on the investment performance (based on net asset value) of the Fund for various time periods ended December 31, 2006 and the investment performance (based on net asset value) of a group of funds with substantially similar investment classifications/objectives (the "Lipper performance universe"), as well as the investment performance (based on net asset value) of a group of funds identified by objective criteria suggested by MFS ("MFS peer funds"), (ii) information provided by Lipper Inc. on the Fund's advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Fund, (v) information regarding MFS" financial results and financial condition, including MFS" and certain of its affiliates' estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS" views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund's total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund's common shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2006, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund's common shares ranked 2nd out of a total of 4 funds in the Lipper performance universe for this three-year period (a ranking of first place out of the total number of funds in the performance universe indicating the best performer and a ranking of last place out of the total number of funds in the performance universe indicating the worst performer). The total return performance of the Fund's common shares ranked 2nd out of a total of 4 funds for each of the one- and five-year periods ended December 31, 2006. Given the size of the Lipper performance universe and information previously provided by MFS regarding differences between the Fund and other funds in its Lipper performance universe, the Trustees also reviewed the Fund's performance in comparison to a custom benchmark developed by MFS. The Fund under-performed its custom benchmark for the one-year period ended December 31, 2006 (6.01% total return for the Fund versus 6.33% total return for the benchmark), and out-performed its custom benchmark for each of the three-year and five-year periods ended December 31, 2006 (three-year: 5.74% total return for the Fund versus 5.59% total return for the benchmark; five-year: 7.50% total return for the Fund versus 7.05% total return for the benchmark). Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund's performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS' responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund's advisory fee, the Trustees considered, among other information, the Fund's advisory fee and the total expense ratio of the Fund's common shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that, according to the Lipper data, the Fund's effective advisory fee rate was approximately at the Lipper expense group median, and the Fund's total expense ratio was lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees considered that, as a closed-end fund, the Fund is unlikely to experience meaningful asset growth. As a result, the Trustees did not view the potential for realization of economies of scale as the Fund's assets grow to be a material factor in their deliberations. The Trustees noted that they would consider economies of scale in the future in the event the Fund experiences significant asset growth, such as through an offering of preferred shares (which is not currently contemplated) or a material increase in the market value of the Fund's portfolio securities.

The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative services provided to the Fund by MFS under agreements other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund's behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund's investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2007.

A discussion regarding the Board's most recent review and renewal of the Fund's investment advisory agreement is available by clicking on the fund's name under "Select a fund" on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q may be reviewed and copied at the:

               Public Reference Room
               Securities and Exchange Commission
               100 F Street, NE, Room 1580
               Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund's Form N-Q is available on the EDGAR database on the Commission's Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The trust will notify shareholders of amounts for use in preparing 2007 income tax forms in January 2008.

MFS(R) PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

  o data from investment applications and other forms
  o share balances and transactional history with us, our affiliates, or others
  o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT INFORMATION AND NUMBER OF SHAREHOLDERS

INVESTOR INFORMATION

Transfer Agent, Registrar and Dividend Disbursing Agent

Call 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time

Write to:      Computershare Trust Company, N.A.
               P.O. Box 43078
               Providence, RI 02940-3078

Effective December 18, 2006, Computershare Trust Company, N.A. became the Transfer Agent and Registrar and Computershare Shareholder Services, Inc. became the Dividend Disbursing Agent, succeeding MFS Service Center, Inc.

NUMBER OF SHAREHOLDERS

As of October 31, 2007, our records indicate that there are 6,549 registered shareholders and approximately 34,005 shareholders owning trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the trust, please write or call:
               Computershare Trust Company, N.A.
               P.O. Box 43078
               Providence, RI 02940-3078
               1-800-637-2304

M F S(R)
INVESTMENT MANAGEMENT

(C) 2007 MFS Investment Management(R)
500 Boylston Street, Boston, MA 02116

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the "Code") that relates to an element of the Code's definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. Butler, and Uek and Ms. Thomsen are "independent" members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of
2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

ITEMS 4(a) THROUGH 4(d) AND 4(g):
The Board of Trustees has appointed Ernst & Young LLP ("E&Y") to serve as independent accountants to the Registrant (hereinafter the "Registrant" or the "Fund"). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund's investment adviser, Massachusetts Financial Services Company ("MFS"), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund ("MFS Related Entities").

For the fiscal years ended October 31, 2007 and 2006, audit fees billed to the Fund by E&Y were as follows:

                                                      Audit Fees
           FEES BILLED BY E&Y:                    2007           2006
                                                  ----           ----
                MFS Multimarket Income Trust    45,135         41,610


For the fiscal years ended October 31, 2007 and 2006, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

                                        Audit-Related Fees(1)              Tax Fees(2)               All Other Fees(3)
FEES BILLED BY E&Y:                    2007           2006           2007          2006           2007           2006
                                       ----           ----           ----          ----           ----           ----

     To MFS Multimarket               10,000         15,000         9,674          9,382              0           144
     Income Trust

     To MFS and MFS Related                0              0             0         15,500              0             0
     Entities of MFS
     Multimarket Income
     Trust*

AGGREGATE FEES FOR NON-AUDIT
SERVICES:
                                            2007                         2006
                                            ----                         ----
     To MFS Multimarket Income           220,690                      114,395
     Trust, MFS and MFS Related
     Entities#

  * This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
  # This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
(1) The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under
    "Audit Fees," including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.
(2) The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.
(3) The fees included under "All Other Fees" are fees for products and services provided by E&Y other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees," including fees for the subscription to tax treatise and for services related to analysis of fund administrative expenses, compliance program and records management projects.

ITEM 4(e)(1):
Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services: To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

ITEM 4(e)(2):
None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

ITEM 4(f): Not applicable.

ITEM 4(h): The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Messrs. Robert E. Butler, William R. Gutow, J. Dale Sherratt and Robert W. Uek and Ms. Laurie J. Thomsen.

ITEM 6. SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         The Board of Trustees and the Board of Managers of the investment companies (the "MFS Funds") advised by Massachusetts Financial Services Company ("MFS") have delegated to MFS the right and obligation to vote proxies for shares that are owned by the MFS Funds, in accordance with MFS' proxy voting policies and procedures (the "MFS Proxy Policies"). The MFS Proxy Policies are set forth below:

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

                                 MARCH 1, 2007

         Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

                  The MFS Proxy Voting Policies and Procedures include:

                  A. Voting Guidelines;

                  B. Administrative Procedures;

                  C. Monitoring System;

                  D. Records Retention; and

                  E. Reports.

    A. VOTING GUIDELINES

1.       GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

         MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

         MFS periodically reviews matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

         As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not governed by the guidelines. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

         From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients. These comments are carefully considered by MFS when it reviews these guidelines each year and revises them as appropriate.

         These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

2.       MFS' POLICY ON SPECIFIC ISSUES

         ELECTION OF DIRECTORS

         MFS believes that good governance should be based on a board with at least a simple majority of directors who are "independent" of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for, or vote against, as applicable, a nominee to a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent."

         MFS will also withhold its vote for, or vote against, as applicable, a nominee to a board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials. In addition, MFS will withhold its vote for, or vote against, as applicable, all nominees standing for re-election to a board if we can determine: (1) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (2) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the "poison pill" be rescinded. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or assurance in the proxy materials that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

         MFS will also withhold its vote for, or vote against, as applicable, a nominee (other than a nominee who serves as the issuer's Chief Executive Officer) standing for re-election if such nominee participated (as a director or committee member) in the approval of a senior executive compensation package MFS deems to be "excessive." In the event that MFS determines that an issuer has adopted an "excessive" executive compensation package, MFS will withhold its vote for, or vote against, as applicable, the re-election of the issuer's Chief Executive Officer as director regardless of whether the Chief Executive Officer participated in the approval of the package. MFS will determine whether a senior executive compensation package is excessive on a case by case basis. Examples of "excessive" executive compensation packages include packages that contain egregious employment contract terms or pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers or packages which include excessive perks.

         MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.


         MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) ("Majority Vote Proposals").

         MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

         MFS believes that a company's election policy should address the specific circumstances at that company. MFS considers whether a company's election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

o Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

o Guidelines should include a reasonable timetable for resolution of the nominee's status and a requirement that the resolution be disclosed together with the reasons for the resolution;

o Vest management of the process in the company's independent directors, other than the nominee in question; and

o Outline the range of remedies that the independent directors may consider concerning the nominee.

         CLASSIFIED BOARDS

         MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

         NON-SALARY COMPENSATION PROGRAMS

         MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

         MFS also opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

         MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock plans, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

         EXPENSING OF STOCK OPTIONS

         MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

         EXECUTIVE COMPENSATION

         MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, except as provided in paragraph 2 above with respect to "excessive compensation" and the election of directors, MFS opposes shareholder proposals that seek to set restrictions on executive compensation. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group stock index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured.

         MFS supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a clearly satisfactory policy on the matter, or (ii) expressly prohibit any future backdating of stock options.

         EMPLOYEE STOCK PURCHASE PLANS

         MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

         "GOLDEN PARACHUTES"

         From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

         ANTI-TAKEOVER MEASURES

         In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

         MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if we can determine that the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and
(2) either (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).


         MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

         REINCORPORATION AND REORGANIZATION PROPOSALS

         When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

         ISSUANCE OF STOCK

         There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs," when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is not warranted.

         REPURCHASE PROGRAMS

         MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

         CONFIDENTIAL VOTING

         MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

         CUMULATIVE VOTING

         MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which (for U.S. listed companies) must be comprised solely of "independent" directors.

         WRITTEN CONSENT AND SPECIAL MEETINGS

         Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

         INDEPENDENT AUDITORS

         MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm or prohibit any non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

         OTHER CORPORATE GOVERNANCE, CORPORATE RESPONSIBILITY AND SOCIAL ISSUES

         There are many groups advocating social change or changes to corporate governance or corporate responsibility standards, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Generally, MFS votes with management on such proposals unless MFS can determine that the benefit to shareholders will outweigh any costs or disruptions to the business if the proposal were adopted. Common among the shareholder proposals that MFS generally votes against are proposals requiring the company to use corporate resources to further a particular social objective outside the business of the company, to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards), to disclose political contributions made by the issuer, to separate the Chairman and Chief Executive Officer positions, or to promulgate special reports on various activities or proposals for which no discernible shareholder economic advantage is evident.

         The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

         FOREIGN ISSUERS

         Many of the items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs.

         MFS generally supports the election of a director nominee standing for re-election in uncontested elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the "poison pill" be rescinded. MFS will also withhold its vote for, or vote against, as applicable, a director nominee standing for re-election of an issuer that has adopted an excessive compensation package for its senior executives as described above in the section entitled "Voting Guidelines-MFS' Policy on Specific Issues-Election of Directors."

         MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent. MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision.

         In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote.

    B. ADMINISTRATIVE PROCEDURES

1.       MFS PROXY VOTING COMMITTEE

         The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The MFS Proxy Voting Committee:

         a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

         b. Determines whether any potential material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these MFS Proxy Voting Policies and Procedures and (ii) votes on ballot items not clearly governed by these MFS Proxy Voting Policies and Procedures; and

         c. Considers special proxy issues as they may arise from time to time.

2.      POTENTIAL CONFLICTS OF INTEREST

        The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Voting Committee.

        In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, or (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, the MFS Proxy Voting Committee, or delegees, will follow these procedures:

         a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS or its affiliate MFS Retirement Services, Inc. ("RSI"), and (iii) MFS institutional clients (the "MFS Significant Client List");

         b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

         c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

         d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS' Conflicts Officer.

         The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, institutional business units and RSI. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

3.       GATHERING PROXIES

         Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

         MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS' Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders' meetings are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

4.       ANALYZING PROXIES

         Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. MFS receives research from ISS which it may take into account in deciding how to vote. In addition, MFS expects to rely on ISS to identify circumstances in which a board may have approved excessive executive compensation. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

         As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from portfolio managers or analysts.(1) However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

-----------
(1) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.

         As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.       VOTING PROXIES

         In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

    C. MONITORING SYSTEM

         It is the responsibility of the Proxy Administrator and MFS' Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

         When the Proxy Administrator's system "tickler" shows that the voting cut-off date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

    D. RECORDS RETENTION

         MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

    E. REPORTS

         MFS FUNDS

         MFS will report the results of its voting to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees, Directors and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

         ALL MFS ADVISORY CLIENTS

         At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

         Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

GENERAL. Information regarding the portfolio manager(s) of the MFS Multimarket Income Trust (the "Fund") is set forth below.

     PORTFOLIO MANAGER             PRIMARY ROLE                   SINCE          TITLE AND FIVE YEAR HISTORY
     -----------------             ------------                   -----          ---------------------------
Richard O. Hawkins            Lead Portfolio Manager           April 2006          Senior Vice President of
                                                                                   MFS; employed in the
                                                                                   investment management
                                                                                   area of MFS since 1988.
John Addeo                        High Yield Debt                 2005             Vice President of MFS;
                               Securities Portfolio                                employed in the
                                      Manager                                      investment management
                                                                                   area of MFS since 1998.

James J. Calmas                   High Grade Debt                 2005             Senior Vice President of
                               Securities Portfolio                                MFS; employed in the
                                      Manager                                      investment management area
                                                                                   of MFS since 1988.

Matthew W. Ryan                Emerging Markets Debt              2004             Senior Vice President of
                               Securities Portfolio                                MFS; employed in the
                                      Manager                                      investment management area
                                                                                   of MFS since 1997.

David P. Cole                     High Yield Debt             October 2006         Vice President of MFS;
                               Securities Portfolio                                employed in the
                                      Manager                                      investment management
                                                                                   area of MFS since 2004.
                                                                                   High Yield Analyst at
                                                                                   Franklin Templeton
                                                                                   Investments from 1999 to
                                                                                   2004.

COMPENSATION. Portfolio manager total cash compensation is a combination of base salary and performance bonus:

    o Base Salary - Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

    o Performance Bonus - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60 %) and less weight given to the latter.

        >> The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

        >> The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level, as well as other factors.

OWNERSHIP OF FUND SHARES. The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund's portfolio manager as of the Fund's fiscal year ended October 31, 2007. The following dollar ranges apply:

         N. None
         A. $1 - $10,000
         B. $10,001 - $50,000
         C. $50,001 - $100,000
         D. $100,001 - $500,000
         E. $500,001 - $1,000,000
         F. Over $1,000,000

NAME OF PORTFOLIO MANAGER             DOLLAR RANGE OF EQUITY SECURITIES IN FUND
-------------------------             -----------------------------------------
Richard O. Hawkins                                        N
John Addeo                                                N
James J. Calmas                                           N
Matthew W. Ryan                                           N
David P. Cole                                             N

OTHER ACCOUNTS. In addition to the Fund, the Fund's portfolio manager is responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and total assets of which as of the Fund's fiscal year ended October 31, 2007 were as follows:

                           REGISTERED INVESTMENT        OTHER POOLED INVESTMENT
                                 COMPANIES                     VEHICLES                 OTHER ACCOUNTS
                           ---------------------        ------------------------        --------------
                         NUMBER OF                     NUMBER OF                    NUMBER OF
         NAME            ACCOUNTS*    TOTAL ASSETS*    ACCOUNTS     TOTAL ASSETS    ACCOUNTS    TOTAL ASSETS
Richard O. Hawkins          11        $24.8 billion        0            N/A             1          $42.3
                                                                                                  million
John Addeo                  14        $4.9 billion         3       $518.8 million       2          $535.8
                                                                                                  million
James J. Calmas              6        $2.0 billion         4       $549.9 million       2          $629.7
                                                                                                  million
Matthew W. Ryan             13        $4.2 billion         3        $2.6 billion        5       $1.2 billion
David P. Cole               11        $4.5 billion         2       $238.2 million       0           N/A

-----------------
* Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

POTENTIAL CONFLICTS OF INTEREST. MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there may be securities which are suitable for the Fund's portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Fund's trade allocation policies may give rise to conflicts of interest if the Fund's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of the Fund's investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

MFS does not receive a performance fee for its management of the Fund. As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund - for instance, those that pay a higher advisory fee and/or have a performance fee.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

============================================================================================================
                                        MFS MULTIMARKET INCOME TRUST
------------------------------------------------------------------------------------------------------------
                                                                                                (D)
                                                                        (C)               MAXIMUM NUMBER
                                                                   TOTAL NUMBER OF        (OR APPROXIMATE
                                                        (B)      SHARES PURCHASED AS     DOLLAR VALUE) OF
                                     (A)              AVERAGE      PART OF PUBLICLY     SHARES THAT MAY YET
                                TOTAL NUMBER OF     PRICE PAID    ANNOUNCED PLANS OR   BE PURCHASED UNDER
PERIOD                        SHARES PURCHASED      PER SHARE         PROGRAMS         THE PLANS OR PROGRAMS
============================================================================================================
    11/1/06-11/30/06                 0                 N/A                0                  6,813,435
------------------------------------------------------------------------------------------------------------
    12/1/06-12/31/06                 0                 N/A                0                  6,813,435
------------------------------------------------------------------------------------------------------------
     1/1/07-1/31/07                  0                 N/A                0                  6,813,435
------------------------------------------------------------------------------------------------------------
     2/1/07-2/28/07                  0                 N/A                0                  6,813,435
------------------------------------------------------------------------------------------------------------
     3/1/07-3/31/07                  0                 N/A                0                  7,907,745
------------------------------------------------------------------------------------------------------------
     4/1/07-4/30/07                  0                 N/A                0                  7,907,745
------------------------------------------------------------------------------------------------------------
     5/1/07-5/31/07                  0                 N/A                0                  7,907,745
------------------------------------------------------------------------------------------------------------
     6/1/07-6/30/07                  0                 N/A                0                  7,907,745
------------------------------------------------------------------------------------------------------------
     7/1/07-7/31/07                  0                 N/A                0                  7,907,745
------------------------------------------------------------------------------------------------------------
     8/1/07-8/31/07                  0                 N/A                0                  7,907,745
------------------------------------------------------------------------------------------------------------
     9/1/07-9/30/07                  0                 N/A                0                  7,907,745
------------------------------------------------------------------------------------------------------------
    10/1/07-10/31/07                 0                 N/A                0                  7,907,745
------------------------------------------------------------------------------------------------------------
          TOTAL                      0                 N/A                0
============================================================================================================

Note: The Board of Trustees approves procedures to repurchase shares annually. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on March 1st of each year. The programs conform to the conditions of Rule 10b-18 of the securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (March 1 through the following February
28) to 10% of the Registrant's outstanding shares as of the first day of the plan year (March 1). The aggregate number of shares available for purchase for the March 1, 2007 plan year is 7,907,745.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

    (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

    (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

    (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

                                     NOTICE

A copy of the Amended and Restated Declaration of Trust of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant MFS MULTIMARKET INCOME TRUST
           --------------------------------------------------------------------

By (Signature and Title)* MARIA F. DWYER
                          -----------------------------------------------------
                          Maria F. Dwyer, President

Date: December 17, 2007
      -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By (Signature and Title)* MARIA F. DWYER
                          -----------------------------------------------------
                          Maria F. Dwyer, President (Principal Executive
                          Officer)

Date: December 17, 2007
      -----------------


By (Signature and Title)* TRACY ATKINSON
                          -----------------------------------------------------
                          Tracy Atkinson, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 17, 2007
      -----------------


* Print name and title of each signing officer under his or her signature.